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                                                                   EXHIBIT 10.14




                           ZLAND AUSTRALIA PTY LIMITED


               THE PERSON OR CORPORATION SPECIFIED IN THE SCHEDULE



                         FRANCHISE AND AGENCY AGREEMENT






                               (C)SWAAB ATTORNEYS
                                   Swaab House
                          Level 5, 12 O'Connell Street
                                 SYDNEY NSW 2000

                                  DX 522 SYDNEY

                            Telephone: (02) 9233 5544
                            Facsimile: (02) 9233 5400

                            Email: mail@swaab.com.au


                              Reference: RHB:991126
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                                      INDEX
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1. DEFINITIONS AND INTERPRETATION.........................................   1
   1.1 Definitions........................................................   1
   1.2 Interpretation.....................................................   5

2. GRANT OF FRANCHISE.....................................................   6
   2.1 Appointment of Franchisee..........................................   6
   2.2 Franchisor's Agent.................................................   6
   2.3 Obligations of Franchisor..........................................   7

3. COOLING OFF, COMMENCEMENT, TERMINATION AND RENEWAL.....................   7
   3.1 Cooling Off........................................................   7
   3.2 Initial Term.......................................................   7
   3.3 Renewal............................................................   7
   3.4 Terms of Renewal Agreement.........................................   7

4. PRECONDITIONS..........................................................   8
   4.1 Preliminary Obligations............................................   8
   4.2 Obligations Upon Execution.........................................   8
   4.3 Termination........................................................   8

5. TERRITORY..............................................................   8
   5.1 Exclusive Territory................................................   8
   5.2 Exception to Territory.............................................   8
   5.3 Specific Territory.................................................   8

6. CUSTOMER MANAGEMENT....................................................   9
   6.1 Franchisor Obligation..............................................   9
   6.2 Exceptions.........................................................   9
   6.3 Enquiries from Outside the Territory...............................   9

7. PAYMENT OBLIGATIONS....................................................   9
   7.1 Franchise Fee......................................................   9
   7.2 National Advertising  Fee..........................................   9
   7.3 Renewal Fee........................................................  10
   7.4 Late Payments......................................................  10

8. THE CODE...............................................................  10
   8.1 Compliance.........................................................  10
   8.2 Termination........................................................  10
   8.3 Effect.............................................................  10

9. INTELLECTUAL PROPERTY..................................................  10
   9.1 Use of Intellectual Property.......................................  10
   9.2 Franchisor Retains Title To Property...............................  11
   9.3 Restriction On Use Of Intellectual Property........................  11
   9.4 Damages and Costs..................................................  11
   9.5 Franchisee To Comply With Franchisor Directions....................  12
   9.6 Title To Trademarks................................................  12
   9.7 Franchisee To Use Business Name....................................  12
   9.8 Discontinuance On Default..........................................  12
   9.9 Franchisee Not To Assign Name......................................  12

10. NATIONAL MARKETING FUND...............................................  12
   10.1 The Fund..........................................................  12
   10.2 Objectives........................................................  12

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
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   10.3 Appointment of Franchisor.........................................  13
   10.4 The Code..........................................................  13

11. FRANCHISEE'S MARKETING/ADVERTISING OBLIGATIONS........................  13
   11.1 Promotion.........................................................  13
   11.2 Internet Advertising..............................................  13
   11.3 Franchisor to Approve Marketing Material..........................  13
   11.4 Franchisee Indemnity..............................................  14

12. TRAINING AND SUPPORT..................................................  14
   12.1 Initial Training Program..........................................  14
   12.2 Additional Training...............................................  14
   12.3 Franchisee Solely Responsible.....................................  14
   12.4 Employees To Be Trained...........................................  14
   12.5 Additional Assistance.............................................  15
   12.6 Costs and Expenses................................................  15

13. COMPANY STORE ARRANGEMENTS............................................  15
   13.1 Franchisor May Enter..............................................  15
   13.2 Franchisee Obligation.............................................  15
   13.3 Apportionment of Fees.............................................  15
   13.4 Assignment of Contract............................................  15

14. OPERATING THE FRANCHISED BUSINESS.....................................  15
   14.1 Franchisee To Conduct Franchised Business.........................  15
   14.2 Minimum Work Commitment...........................................  16
   14.3 Business Sole Undertaking.........................................  16
   14.4 Competition;  Other Business......................................  16
   14.5 Other Products and Services.......................................  16
   14.6 Employee Requirements.............................................  16
   14.7 Exclusivity.......................................................  17
   14.8 Independent Contractors...........................................  17
   14.9 Liability for Independent Contractors and Employees...............  17
   14.10 Franchisee To Obtain Permits And Licences........................  17
   14.11 Franchisee Advertising / Marketing Standards.....................  17
   14.12 Premises.........................................................  18
   14.13 Equipment........................................................  18
   14.14 Business System and Services.....................................  18
   14.15 Accepting Business...............................................  19
   14.16 Franchisee Meetings..............................................  19

15. OPERATING STANDARDS...................................................  19
   15.1 Not Hold Itself Out...............................................  19
   15.2 Operating Standards...............................................  19
   15.3 Disputes..........................................................  20

16. ACCOUNTING AND INVOICE................................................  20
   16.1 Responsibility For Invoicing......................................  20
   16.2 No Other Products Invoiced........................................  20
   16.3 Accounting to the Franchisee......................................  20
   16.4 Commissions.......................................................  21
   16.5 GST...............................................................  21

17. AUDIT RIGHTS..........................................................  21
   17.1 Franchisee's Rights...............................................  21

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
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   17.2 Franchisor's rights...............................................  21

18. RECORD KEEPING AND REPORTING..........................................  21
   18.1 Business Records..................................................  21
   18.2 Records...........................................................  21
   18.3 Franchisee to Provide Reports.....................................  22
   18.4 Inspection of Records.............................................  22
   18.5 Costs of Inspection...............................................  22

19. THIRD PARTY INTEREST..................................................  23
   19.1 No Encumbrances...................................................  23

20. PERFORMANCE STANDARD..................................................  23
   20.1 Comparison........................................................  23
   20.2 Performance Requirement...........................................  23

21. CORRECTION OF DEFECTS.................................................  24
   21.1 The Franchisor's Obligation To Correct Or Replace Defects.........  24
   21.2 Franchisor to Correct.............................................  24
   21.3 Correction Of Defects.............................................  24

22. WARRANTIES............................................................  24
   22.1 By the Franchisee.................................................  24
   22.2 By the Franchisor.................................................  25
   22.3 Scope of Warranty.................................................  25
   22.4 Warranties Not Included...........................................  25

23. LIMITATION OF LIABILITY...............................................  26
   23.1 The Franchisor Not Responsible....................................  26
   23.2 Implied Warranties Excluded.......................................  26
   23.3 Exclusion Of Damages..............................................  26
   23.4 Severability Of Actions...........................................  26

24. INDEMNITIES...........................................................  26
   24.1 Indemnity of Franchisee...........................................  26
   24.2 Limitation Of Indemnity...........................................  27
   24.3 Indemnity of Franchisor...........................................  27
   24.4 Proceedings.......................................................  27

25. MANUALS / CONFIDENTIALITY.............................................  28
   25.1 Franchisor May Develop Manuals....................................  28
   25.2 Amendments and Updates............................................  28
   25.3 Franchisee To Comply With Manuals.................................  28
   25.4 Manual is Confidential............................................  28
   25.5 Confidentiality...................................................  28

26. INSURANCE.............................................................  29
   26.1 Franchisee Insurance..............................................  29
   26.2 Certificates of Currency..........................................  29
   26.3 Franchisor May Require Increased Limits...........................  29

27. ASSIGNMENT............................................................  29
   27.1 Franchisor May Assign.............................................  29
   27.2 Franchisee May Not Assign Without Consent.........................  29
   27.3 Disposal Where Underlying Interests Change........................  30
   27.4 First Refusal.....................................................  30
   27.5 Right of Sale.....................................................  31
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28. DEFAULT...............................................................  31
   28.1 Events of Default.................................................  31

29. TERMINATION...........................................................  32
   29.1 Termination by Franchisor.........................................  32
   29.2 Termination by Franchisee.........................................  32
   29.3 Cross Default.....................................................  32

30. CONSEQUENCES OF TERMINATION...........................................  33
   30.1 Payment of Accounts...............................................  33
   30.2 Return Materials..................................................  33
   30.3 Transfer Registrations............................................  33

31. RESTRAINTS............................................................  33
   31.1 Restraint Covenants...............................................  33
   31.2 Deemed Conduct of Business........................................  34
   31.3 Non Solicitation..................................................  34
   31.4 Non-Enticement....................................................  34
   31.5 Restraints Reasonable.............................................  34
   31.6 Validity..........................................................  34

32. RELATIONSHIP BETWEEN THE PARTIES......................................  34

33. DISPUTE RESOLUTION....................................................  35
   33.1 Procedure.........................................................  35
   33.2 Other Remedies....................................................  36
   33.3 Not to Affect Termination Rights..................................  36

34. NOTICES...............................................................  36
   34.1 Method of Giving Notices..........................................  36
   34.2 Time of Receipt...................................................  36
   34.3 Address of Parties................................................  36

35. LAW AND JURISDICTION..................................................  37
   35.1 Governing Law.....................................................  37
   35.2 Submission to Jurisdiction........................................  37

36. GENERAL...............................................................  37
   36.1 Franchisee to Pay Franchisor's Costs..............................  37
   36.2 Continuing Obligations............................................  37
   36.3 No Set-Off........................................................  37
   36.4 Unenforceable Parts Severable.....................................  37
   36.5 Amendment.........................................................  37
   36.6 Counterparts......................................................  37
   36.7 Attorneys.........................................................  38
   36.8 Waiver............................................................  38
   36.9 Further Assurance.................................................  38
   36.10 Force Majeure....................................................  38
   36.11 Entire Agreement.................................................  38
   36.12 Time.............................................................  38

SCHEDULE INFORMATION......................................................  40


ANNEXURE A COMPLIANCE DOCUMENTS...........................................  41


CERTIFICATE OF INDEPENDENT LEGAL ADVISOR..................................  44

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
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CERTIFICATE OF INDEPENDENT BUSINESS ADVISOR...............................  45


CERTIFICATE OF INDEPENDENT FINANCIAL ADVISOR..............................  46


ANNEXURE B................................................................  48


FRANCHISEE'S NON DISCLOSURE AGREEMENT.....................................  48


ANNEXURE C MANUAL.........................................................  56


ANNEXURE D OTHER PARTY NON DISCLOSURE AGREEMENT...........................  57


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THIS AGREEMENT is made on        2000


PARTIES

1. ZLAND AUSTRALIA PTY LTD (ACN 085 819 067) of Level 9, 54 Miller Street, North Sydney, New South Wales 2060 (FRANCHISOR).

2.       The person or corporation specified in Item 1 of the Schedule
         (FRANCHISEE).


RECITALS

A. The Franchisor is the owner of or has the right to licence a suite of Internet-based business systems marketed under the Trade Marks and Corporate Image in accordance with methodologies and the Manual developed by the Franchisor.

B. The Franchisor has developed a business model using such business system which it wishes to franchise.

C. The Franchisor wishes to grant to the Franchisee, and the Franchisee has accepted, the Franchise to operate the Franchised Business subject to the terms and conditions of this Agreement.


OPERATIVE PROVISIONS

1.       DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS


         In this Agreement unless the context otherwise requires or permits:


         ACCOUNTS means the accounts of the Franchisor with respect to the Gross Fees.


         ACCOUNTING MONTH means each consecutive period of 1 calendar month provided that:

         (a) where the Effective Date is not the first day of the month, the first accounting month will be the period from that day until the last day of the calendar month in which the Effective Date occurs; and

         (b) where the term concludes on a day which is not the last day of the month then the last accounting month will be the period from the conclusion of the immediately preceding accounting month until and including the date of termination of this Agreement.


         ADDITIONAL SERVICES means the services provided by the Franchisor from time to time which are not Core Services.


         BUSINESS DAY means a day on which trading banks are open for business in the Territory.


         BUSINESS NAME means the business name or trading name under which the Franchisee will conduct the Franchised Business.


         BUSINESS SYSTEM means the Internet-based computer system adapted for integration with interactive computer networks for business enterprises, database enabled forms,
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         communications systems and web page hosting services provided by the
         Franchisor and includes the activities specified in the Manual..


         CODE means the Franchising Code of Conduct as amended from time to time.


         COMMISSIONS means the percentage specified in the Manual of the Retail Price of the Business System and the Services supplied by the Franchisee or the Franchisor at the request of the Franchisee or a Customer to Customers in each relevant Invoice Period together with any sums in excess of the Retail Price in respect of such supply which is payable to the Franchisee during the Term in accordance with CLAUSE 16.


         COMPANY STORE ARRANGEMENT means a large user number licence granted by the Franchisor directly to a Customer or potential customer in respect of:

         (a)      a customer's company-wide or nationwide operations or

         (b) group services provided to lessees in shopping centres, office blocks or other defined areas entered into pursuant to CLAUSE 13. All Company Store Arrangements existing at the date of this Agreement is executed are disclosed in
         Item 2 of the SCHEDULE.


         COMPLIANCE DOCUMENTS means the following documents attached as Annexure A to this Agreement:

         (a)      Franchisee's Acknowledgment of Receipt of Franchise Documents;

         (b)      Statement of Franchisee Concerning Independent Advice;

         (c)      Certificate of Independent Legal Advisor;

         (d)      Certificate of Independent Business Advisor;

         (e)      Certificate of Independent Financial Advisor; and

         (f)      Statement of Cessation of Business Under Business Name.


         CONFIDENTIAL INFORMATION means all confidential information of the Franchisor or any Related Body Corporate and includes:

         (a) confidential information relating to the Business System, the Manual and any Documentation;

         (b) information relating to the policies, business plans, financial information, client lists and other confidential information of the Franchisor;

         (c) information relating to the terms and conditions of this Agreement; and

         (d) any other information of the Franchisor identified or reasonably identified as confidential and proprietary information of the Franchisor or any Related Body Corporate.
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         CORE SERVICES means the basic services specified in Item 3 of the
         SCHEDULE which the Franchisee (or the Franchisor on request by the Franchisee or the Customer) will perform for a Customer relating to the Business System, and any other services nominated by the Franchisor.


         CORPORATE IMAGE means the standards and specifications required by the Franchisor for the operation of the Franchised Business, including but not limited to:

         (a) the manner of dealing with Customers, potential customers and other members of the public; and

         (b) advertising and marketing procedures for the Business System and Services.


         CORPORATIONS LAW means the Corporations Act 1989 (Cth) and all amendments to it.


         CUSTOMERS means the persons who have taken licences of the Business System or procured Services from the Franchisee.


         DEPOSIT means the amount specified in Item 4 of the SCHEDULE paid by the Franchisee to the Franchisor in accordance with CLAUSE 4.1(b).


         DOCUMENTATION means the complete or partial copies of the Franchisor's standard documentation, in human or machine-readable format or in any other medium, delivered to the Franchisee under this Agreement, including the Manual, any specifications and functional specifications for the Business System, and any program listings, data models, flow charts, logic diagrams, input and output forms, functional specifications and instructions relating to the Business System and the Franchised Business.


         EFFECTIVE DATE means the date on which the Franchisee has satisfied all of the preconditions provided in CLAUSES 4.1 and 4.2 and the statutory cooling off period provided for in CLAUSE 3.1 has expired.


         EQUIPMENT means the hardware, software and equipment specified in Item 5 of the SCHEDULE and in the Manual.


         EXPIRY DATE means the 7th anniversary date of this Agreement.


         FRANCHISE means the rights, obligations and liabilities of the Franchisee relating to the Franchised Business created by this Agreement.


         FRANCHISE ADVERTISING FEE means the fee specified in Item 6 of the SCHEDULE.


         FRANCHISE FEE means the fee specified in Item 7 of the SCHEDULE paid by the Franchisee upon execution of this Agreement.


         FRANCHISED BUSINESS means the business of licensing the Business System and supplying the Services to Customers or potential customers and any other activities relating to such activities in accordance with this Agreement.


         FRANCHISEE'S NON-DISCLOSURE AGREEMENT means the form of non-disclosure agreement attached in ANNEXURE B to this Agreement.
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         FRANCHISOR'S BANK ACCOUNT means the banking details specified in Item 8 of the SCHEDULE.

         FRANCHISOR'S PRICE means the prices specified in the Manual for the provision of the Business System and Services prescribed by the Franchisor from time to time (unless agreed otherwise in writing by the Franchisor).


         GROSS FEES means the fees received by the Franchisor from Customers, including but not limited to any fees for the provision of the Business System and Core Services received by the Franchisor in each relevant Invoice Period pursuant to CLAUSE 16 and not including any fees for Additional Services.


         GST means the tax imposed or to be imposed by A New Tax System (Goods and Services Tax) Act 1999 (Cth).


         INTELLECTUAL PROPERTY means:

         (a)      the registered or unregistered Trade Marks;

         (b) copyright in and to all Documentation and any other material supplied by the Franchisor to the Franchisee;

         (c)      the Corporate Image;

         (d)      the Business Name;

         (e) the information, know how and expertise comprising the Business System;

         (f)      the Confidential Information;

         (g) all copyright, trademarks, designs and trade secrets owned by, licensed to or developed by the Franchisor in connection with the Franchised Business; and

         (h) all other copyright, trademarks and intellectual property of the Franchisor.


INITIAL TERM means an initial period of 7 years from the date of execution of this Agreement.


         INITIAL TRAINING PROGRAM means the training program provided by the Franchisor to the Franchisee pursuant to CLAUSE 12.1.


         INVOICE PERIOD means in respect of the Payment Date the period from the 25th of the preceding month to the 24th of the current month (inclusive).


         KEY EMPLOYEES means the employees and the contractors of the Franchisee who will market the Business System and Services and deliver the Services to Customers as determined by the Franchisor in accordance with the Manual.


         MANUAL means the operations manual attached as ANNEXURE C to this Agreement developed by or for the Franchisor as supplemented by the information found at the website, "www.Zland.com", as amended from time to time, together with any other documentation identified as such by the Franchisor and recommending or prescribing the manner of conduct of the Franchised Business.

         NATIONAL ADVERTISING FEE means the fee specified in Item 9 of the SCHEDULE.


         NATIONAL MARKETING FUND means the fund established under CLAUSE 10.


         OTHER PARTY'S NON-DISCLOSURE AGREEMENT means the form of non-disclosure agreement attached as ANNEXURE D to this Agreement.


         PAYMENT DATE means the 25th day of each month throughout the Term.


         RELATED BODY CORPORATE and ASSOCIATE in relation to a company (including the Franchisor) have the meanings ascribed to those expressions by the Corporations Law.


         RENEWAL AGREEMENT means an agreement for the renewal of the Franchise entered into between the parties.


         RENEWAL FEE means the fee specified in Item 10 of the SCHEDULE.


         RENEWAL TERM means the period set out in Item 11 of the SCHEDULE.


         SERVICES means the Core Services and the Additional Services.


         TERM means the Initial Term together with any Renewal Term if applicable.


         TERRITORY means the area specified in Item 12 of the SCHEDULE.


         TRADE MARKS means the trade marks specified in Item 13 of the SCHEDULE and such other trade marks or service marks as the Franchisor may from time to time provide for use in connection with the Franchised Business.


         TRANSFER FEE means the fee specified in Item 14 of the SCHEDULE.


         WARRANTY PERIOD means the first year of any licence of a Business
         System.


         Y2K COMPLIANT means the satisfactory adaptation of a computer system to overcome any problems associated with the rollover of the date from 3/12/1999 to 1/1/2000.

1.2      INTERPRETATION


         In this Agreement unless the context otherwise requires or permits:

         (a) references to a party will include as the context requires respective executors, administrators, successors and permitted assigns;

         (b) references to a person includes any other entity recognised by law and vice versa;

         (c) headings, underlinings and marginal notes are only included for ease of reference;

         (d) references to legislation or legislative provisions will include modifying, consolidating or replacing legislation or legislative provisions;

         (e) references to months and years means calendar months and years;

         (f) words denoting the singular number include the plural and vice versa;

         (g)      words denoting one gender include every gender;

         (h) words denoting natural persons include any Corporation or other owners corporation or Government Body and vice versa;

         (i) where any word or phrase is given a defined meaning any other grammatical form of that word or phrase will have a corresponding meaning;

         (j) every covenant or provision applying to or binding more than one person will bind them jointly and each of them severally;

         (k) delivery of this Agreement will be taken to have been given on the date it bears;

         (l) if any part of this Agreement is void or unenforceable or would be so unless severed, then the rest of the document will continue to have full force and effect;

         (m) the use of headings are only for convenience and do not affect interpretation;

         (n) references to this Agreement includes the Recitals, Schedules, appendices, Annexures, exhibits; and

         (o) if the day on which any act, matter or thing is to be done under or pursuant to this Agreement is not a business day, that act, matter or thing may be done on the next business day.

2.       GRANT OF FRANCHISE

2.1      APPOINTMENT OF FRANCHISEE

         In consideration of the Franchisee agreeing to perform its obligations under this Agreement, the Franchisor grants to the Franchisee the Franchise for the Term and, subject to CLAUSES 5.2 and 13, the exclusive rights in the Territory, to:

         (a) conduct the Franchised Business in accordance with this Agreement;

         (b) use the Intellectual Property in connection with the Franchised Business;

         (c) provide the Services to Customers using the techniques, know how and operations methods set out in the Manual; and

         (d)      grant licences for the Business Systems to Customers.

2.2      FRANCHISOR'S AGENT


         For the purpose of licensing the Business System and supplying the Services to Customers or potential customers, the Franchisee will act as agent of the Franchisor. The Franchisee will:

         (a) deliver the Business System and the Services to the Customer for a sum not less than the Franchisor Price;

         (b) make contracts with Customers for the Business System and the Services on the Franchisor's then current terms and conditions (whether contained in the Manual or otherwise) and will not take orders from customers unless they assent to such terms and conditions or the Franchisor has consented in writing to different terms and conditions; and

         (c) not to hold itself out as an agent of the Franchisor except in accordance with this Agreement.

2.3      OBLIGATIONS OF FRANCHISOR


         The Franchisor will provide to each Customer on behalf of the
         Franchisee:

         (a) the Business System as specified by the Franchisee in accordance with the Manual; and

         (b) the Core Services and any Additional Services requested by the Franchisee or a Customer.

3.       COOLING OFF, COMMENCEMENT, TERMINATION AND RENEWAL

3.1      COOLING OFF


         The Franchisee must give written notice to the Franchisor that the Franchisee does not wish to accept the Franchise within 7 days after execution of this Agreement and the Franchisor will on receipt of such written notice refund the Franchise Fee. On refund of the Franchise Fee, the parties will have no further claims against each other.

3.2      INITIAL TERM


         This Agreement will commence on the Effective Date and continue for the Initial Term unless earlier terminated under CLAUSE 29.

3.3      RENEWAL


         The Franchisee may renew the Franchise for the Renewal Term by written notice to the Franchisor given not less than 6 months prior to the Expiry Date if:

         (a) the Franchisee has throughout the Initial Term complied with this Agreement and all other agreements between the Franchisor and the Franchisee, and any agreement with other parties relating to this Agreement and the Franchised Business;

         (b)      the Franchisee enters into the Renewal Agreement;

         (c) the Franchisee has paid all outstanding amounts due to the Franchisor and any Related Body Corporate or associate of the Franchisor and/or any other amounts due under this Agreement or any other document relating to this Agreement; and

         (d) the Franchisee pays to the Franchisor the Renewal Fee in accordance with CLAUSE 7.3.

3.4      TERMS OF RENEWAL AGREEMENT


         Unless otherwise agreed, any Renewal Agreement must be on the same terms and conditions as the then current Franchise Agreement.

4.       PRECONDITIONS

4.1      PRELIMINARY OBLIGATIONS


         Prior to the execution of this Agreement the Franchisee will:

         (a) duly execute and deliver to the Franchisor a Franchisee's Non-Disclosure Agreement; and

         (b)      pay the Deposit to the Franchisor.

4.2      OBLIGATIONS UPON EXECUTION


         Prior to the Effective Date, the Franchisee will:

         (a)      pay the Franchise Fee to the Franchisor;

         (b) duly execute and deliver to the Franchisor this Agreement and the applicable Compliance Documents;

         (c) obtain all necessary permits and licences to enable the Franchisee to properly operate the Franchised Business in accordance with this Agreement and the law; and

         (d)      obtain and install the Equipment.

4.3      TERMINATION


         If the Franchisee has not complied with the provisions of CLAUSES 4.1 and 4.2 to the reasonable satisfaction of the Franchisor, the Franchisor may refuse to grant (or terminate) the Franchise by giving the Franchisee written notice. The Franchise will be terminated on delivery of the notice to the Franchisee.

5.       TERRITORY

5.1      EXCLUSIVE TERRITORY

         Subject to CLAUSE 5.2, the Franchisee has the exclusive right to provide the Business System and the Services and to conduct the Franchised Business in the Territory.

5.2      EXCEPTION TO TERRITORY


         Unless the Franchisor consents in writing, the Franchisee may not solicit nor attempt to solicit any business from or enter into an agreement to provide the Business System or Services with any prospective customers who are under (or are notified by the Franchisor that they may be under) a Company Store Arrangement.

5.3      SPECIFIC TERRITORY


         Except as provided in CLAUSES 6.3, 11.2 and 13, the Franchisee must not conduct the Franchised Business outside the Territory.

6.       CUSTOMER MANAGEMENT

6.1      FRANCHISOR OBLIGATION


         Subject to CLAUSE 6.2, the Franchisor will refer all enquiries and opportunities relating to prospective customers in the Territory to the Franchisee.

6.2      EXCEPTIONS


         The Franchisor may at any time (and without prior consultation with the Franchisee) enter into a Company Store Arrangement with any customer in the Territory.

6.3      ENQUIRIES FROM OUTSIDE THE TERRITORY

         (a) The Franchisee must refer to the Franchisor all enquiries and opportunities relating to the Business System or Services from prospective customers outside the Territory. The Franchisor will allocate any opportunities to the relevant franchisee or make other arrangements which the Franchisor may deem in the best interests of the prospective customer;

         (b) If the Franchisor appoints the Franchisee to manage a prospective customer outside the Territory, the Franchisee must not enter into any agreement to provide the Business System or Services for a term longer than 1 year;

         (c) If the Franchisor grants a franchise to a franchisee (other than the Franchisee) to provide the Business System or Services in a territory other than the Territory where the Franchisee has Customers, the Franchisee must assign all rights to and benefits from any agreements with such Customers to the Franchisor or the franchisee of that territory immediately upon receipt of written notice from the Franchisor. After receiving such notice, the Franchisee must not provide or offer to provide the Business System or Services to such Customer unless directed by the Franchisor; and

         (d) The provisions of CLAUSE 6.3(B) are specific to a customer and except as provided in CLAUSE 6.3(B), nothing in this clause or in this Agreement entitles the Franchisee to act as a franchisee in relation to any territory outside the Territory.

7.       PAYMENT OBLIGATIONS

7.1      FRANCHISE FEE


         The Franchisee will pay the Franchise Fee in the manner specified in the Manual to the Franchisor's Bank Account. The payment of the Franchise Fee will be non-refundable after the expiration of the cooling off period specified in CLAUSE 3.1.

7.2      NATIONAL ADVERTISING FEE


         The Franchisee will pay to the Franchisor the National Advertising Fee on the first business day of each Accounting Month in the manner specified in the Manual.

7.3      RENEWAL FEE


         In the event that the Franchisee renews the Franchise, the Franchisee will pay to the Franchisor in the manner specified in the Manual the Renewal Fee on the date it notifies the Franchisor of its intention to renew this Agreement. The Franchisor will hold the Renewal Fee on trust for the Franchisee and will refund it in full (less any reasonable costs and expenses incurred by the Franchisor in preparing the Renewal Agreement) if the Franchisee notifies the Franchisor that it wishes to withdraw its notice to renew at any time before the Renewal Agreement is executed. Upon execution by both parties of the Renewal Agreement the Franchisor will be absolutely entitled to the Renewal Fee.

7.4      LATE PAYMENTS


         If the Franchisee fails to make any payment required under this clause within 7 days after receiving notice from the Franchisor, the Franchisor may require the Franchisee to pay interest calculated at 2% over the published indicator lending rate charged by Westpac Banking Corporation for business overdraft facilities of less than $100,000.00 published from time to time from the date due until paid. The Franchisee hereby authorises the Franchisor to deduct any late payments and interest from any money due to the Franchisee.

8.       THE CODE

8.1      COMPLIANCE


         The Franchisor and Franchisee must comply with the provisions of the Code throughout the Term.

8.2      TERMINATION


         If:

         (a) the Code is withdrawn or declared invalid or unconstitutional by any court of competent jurisdiction; or

         (b)      the Code ceases to be mandatory;


         the Franchisor may notify the Franchisee in writing that the obligations of CLAUSE 8.1 no longer apply.

8.3      EFFECT


         The giving of such notice will not affect the validity of the rest of this Agreement.

9.       INTELLECTUAL PROPERTY

9.1      USE OF INTELLECTUAL PROPERTY


         The Franchisor grants to the Franchisee a non-exclusive licence to use the Intellectual Property for the purposes of conducting the Franchised Business in the Territory in accordance with this Agreement.

9.2      FRANCHISOR RETAINS TITLE TO PROPERTY


         The Franchisee acknowledges that:

         (a) the Franchisor is the owner of or has the right to use the Intellectual Property; and

         (b) the Franchisee's right to use the Intellectual Property and the Documents are limited to the uses specified in CLAUSE 9.3 and the Manual.

9.3      RESTRICTION ON USE OF INTELLECTUAL PROPERTY


         The Franchisee will:

         (a) use the Intellectual Property only as specified by the Franchisor as an integral means of promoting the Franchised Business;

         (b) display the Intellectual Property in the manner specified in the Manual or as the Franchisor may direct in writing.

         (c) not use any other trade or service marks which are in the opinion of the Franchisor similar or substantially similar to the Trade Marks or so nearly resemble the Trade Marks as to be likely to cause deception or confusion;

         (d) inform the Franchisor as to the Franchisee's use of the Trade Marks as required by the Franchisor;

         (e) render assistance to the Franchisor as it may request to support any applications to register any of the Trade Marks pursuant to the Trade Marks Act 1995;

         (f) refrain from doing anything which might prejudice an application to register the Trade Marks or invalidate the registration of or any application to register the Trade Marks;

         (g) refrain from doing anything which might support an application to remove a registered Trade Mark from the Australian Trade Marks Register or cause a Registrar to require a disclaimer of a monopoly on all or part of the Trade Marks;

         (h) immediately notify the Franchisor of any actual or apparent infringement of, or challenge to, the Franchisor's ownership of or the Franchisee's use of the Intellectual Property; and

         (i) at all times and in all respects, comply with the directions of the Franchisor in respect of any action, compromise, settlement, or conduct of any litigation or administrative proceeding arising out of any infringement of, or challenge or claim to, any of the Intellectual Property and use its best endeavours to assist the Franchisor in any such action.

9.4      DAMAGES AND COSTS


         The Franchisee acknowledges that any damages or other benefits arising out of any claim of infringement or similar claim will be the property of the Franchisor. The Franchisor will reimburse the Franchisee for any costs reasonably incurred by the Franchisee in complying with CLAUSE 9.3(h) and (i).

9.5      FRANCHISEE TO COMPLY WITH FRANCHISOR DIRECTIONS


         Notwithstanding CLAUSE 9.1, the Franchisee will modify or discontinue use of any of the Trade Marks, and use substitute trade marks or service marks as directed by the Franchisor. Any substitute trade marks or service marks will be included in the definition of the Trade Marks.

9.6      TITLE TO TRADEMARKS


         The use of the Trade Marks and any goodwill attached to such Trade Marks by the Franchisee is for the exclusive benefit of the Franchisor or the grantor of such rights.

9.7      FRANCHISEE TO USE BUSINESS NAME

(a) The Franchisee will conduct the Franchised Business under the Business Name incorporating the words "ZLand" or a substitute name approved by the Franchisor.

(b)      The Franchisee covenants:

         (i) to register at its own cost, the Business Name not later than 1 week after the Effective Date; and

         (ii) subject to this clause, to keep the Business Name registered and current during the Term.

9.8      DISCONTINUANCE ON DEFAULT


         Upon execution of this Agreement the Franchisee will execute and deliver to the Franchisor a statement of cessation of the business name in the form approved by the Franchisor. Such notice of discontinuance of business name will to be held by the Franchisor during the Term. The Franchisee hereby irrevocably appoints the Franchisor or its nominee as its agent and attorney to execute and complete such notice of discontinuance of the business name upon termination of this Agreement and to file the notice of discontinuance of the business name with the relevant authority.

9.9      FRANCHISEE NOT TO ASSIGN NAME


         The Franchisee must not transfer or assign any interest, whether legal or beneficial, in the Business Name without first obtaining the consent in writing of the Franchisor.

10.      NATIONAL MARKETING FUND

10.1     THE FUND


         The Franchisor may establish the National Marketing Fund to develop marketing initiatives for promoting the goodwill and reputation of the Business System, the Services and the Franchised Businesses in Australia for the benefit of all franchisees.

10.2     OBJECTIVES


         The National Marketing Fund will be used for the advertising, marketing and/or public relations programs, services and / or materials that the Franchisor deems necessary or appropriate to promote these objectives. The National Marketing Fund may be combined with any marketing fund otherwise established for use in accordance with this Agreement.

10.3     APPOINTMENT OF FRANCHISOR


         If the Franchisor establishes the National Marketing Fund, the
         Franchisee:

         (a) nominates and appoints the Franchisor as trustee of the National Marketing Fund;

         (b) will pay the National Advertising Fee as provided for in CLAUSE 7.2;

         (c) agrees that the Franchisor may use National Marketing Fund in its absolute discretion for the purposes of the National Marketing Fund specified in CLAUSE 10.2; and

         (d) agrees to comply with and participate in all marketing and advertising programs required by the Franchisor.

10.4     THE CODE


         The National Marketing Fund will be governed and administered by the provisions in the Code even if the Franchisor notifies the Franchisee that the Code no longer applies in accordance with CLAUSE 8.2.

11.      FRANCHISEE'S MARKETING/ADVERTISING OBLIGATIONS

11.1     PROMOTION


         In addition to the obligations of the Franchisee pursuant to CLAUSE 10 and subject to CLAUSE 11.3 the Franchisee will:

         (a) conduct and diligently market and advertise the Franchised Business within the Territory;

         (b) spend the entire Franchisee Advertising Fee for this purpose and provide evidence to the Franchisor of all such expenditures; and

         (c) comply with CLAUSE 9.3 in performing its obligations under this clause.

11.2     INTERNET ADVERTISING


         Notwithstanding CLAUSE 5.3 the Franchisee may conduct marketing or advertising on the Internet.

11.3     FRANCHISOR TO APPROVE MARKETING MATERIAL


         The Franchisee will:

         (a) obtain the Franchisor's written approval for any advertisement or advertising or marketing material prior to its publication of dissemination;

         (b) supply the Franchisor with a copy of such advertisement or advertising or marketing material no less than 14 days prior to the date of publication or dissemination; and

         (c) comply with the terms and conditions of the approval given by the Franchisor for such advertisement or advertising or marketing material prior to its publication or dissemination.

11.4     FRANCHISEE INDEMNITY


         The Franchisee will indemnify the Franchisor, its officers and employees against all claims, damages, liabilities and costs arising from claims or proceedings for:

         (a) libel, slander, defamation or indecent, false, misleading or deceptive conduct;

         (b) infringement of trade mark, copyright, title, trade methods of identification or other proprietary rights of others;

         (c) piracy, counterfeiting, plagiarism, unfair competition or idea misappropriation; and

         (d) invasion of the right of privacy, arising out of any advertising or publicity carried out or authorised by the Franchisee that is not in accordance with the advertising policies and advice of and approved by the Franchisor.


         The indemnity referred to in this subclause is limited to claims arising from advertising and marketing the Business System and the Services conducted by the Franchisee and does not extend to claims or proceedings arising from claims of ownership of the Intellectual Property.

12.      TRAINING AND SUPPORT

12.1     INITIAL TRAINING PROGRAM


         The Franchisee (or if a body corporate, its Key Employees) must attend and complete the Initial Training Program to the satisfaction of the Franchisor within 6 months after the Effective Date.

12.2     ADDITIONAL TRAINING


         The Franchisor may require that the Franchisee (or if a body corporate, its Key Employees) undergo additional training during the Term. No additional training course will be conducted for a period longer than 1 week or more frequently than once per year.

12.3     FRANCHISEE SOLELY RESPONSIBLE


         Notwithstanding the provision of training by the Franchisor, the Franchisee is exclusively responsible for the operation, conduct and profitability of the Franchised Business. The Franchisee acknowledges that the Franchisor is not responsible or liable for the operation, conduct or profitability of the Franchised Business.

12.4     EMPLOYEES TO BE TRAINED


         The Franchisee (and if a body corporate its Key Employees) will undergo and complete to the satisfaction of the Franchisor any other educational or training programs it deems necessary, and obtain and retain such academic and professional qualifications as the Franchisor may reasonably require. No person designated by the Franchisor to receive such education or training will be allowed to participate in the Franchised Business without completing such training without the prior approval of the Franchisor.

12.5     ADDITIONAL ASSISTANCE


         In addition to the training requirements specified in CLAUSES 12.1,
         12.2 AND 12.4, the Franchisor may provide the Franchisee with support and assistance in the operation, advertising, marketing, promotion and administration of the Franchised Business as the Franchisor may reasonably deem necessary or desirable.

12.6     COSTS AND EXPENSES


         The Franchisor will notify the Franchisee of the prices charged for such training prior to commencement. The Franchisee will be liable for all costs and expenses incurred for all training provided in accordance with CLAUSE 12.

13.      COMPANY STORE ARRANGEMENTS

13.1     FRANCHISOR MAY ENTER


         The Franchisor may enter into Company Store Arrangements with any prospective customer in its discretion.

13.2     FRANCHISEE OBLIGATION


         If the Franchisor enters into an agreement for the provision of the Business System and Services under a Company Store Arrangement, and such Customer operates from or is resident within the Territory, the Franchisee will on behalf of the Franchisor provide the Business System and Services to such Customer as directed by the Franchisor.

13.3     APPORTIONMENT OF FEES


         The Franchisor will apportion any fees received by the Franchisor in the manner set out in the Manual for the provision of the Business System or the Services in relation to a Company Store Arrangement among the franchisees who provide services to the Customer. The Franchisee's portion of such fees will form part of the Gross Fees.

13.4     ASSIGNMENT OF CONTRACT


         If in the opinion of the Franchisor any transaction with a Customer qualifies as a Company Store Arrangement (whether at the time of contracting with the Franchisee or otherwise), the Franchisor shall notify the Franchisee. The Franchisee will assign such contract to the Franchisor immediately upon receipt of such notice, and the provisions of CLAUSES 13.2 and 13.3 shall apply.

14.      OPERATING THE FRANCHISED BUSINESS

14.1     FRANCHISEE TO CONDUCT FRANCHISED BUSINESS


         The Franchisee will use its best endeavours to conduct the Franchised Business in a proper and efficient manner and will actively promote the Franchised Business and the Business System.

14.2     MINIMUM WORK COMMITMENT


         The Franchisee will conduct the Franchised Business between the hours of 8:00 am and 5:00 pm from Monday to Friday inclusive (other than public holidays), and at such other times specified in the Manual.

14.3     BUSINESS SOLE UNDERTAKING


         The Franchisee shall, (and if the Franchisee is a body corporate, it will ensure that its Key Employees shall) devote the majority of its commercial efforts promoting the Franchised Business.

14.4     COMPETITION; OTHER BUSINESS


         The Franchisee will not engage in any other business or undertaking without the Franchisor's prior written consent. The Franchisor will not be obliged to give such consent if the Franchisor considers that the other business or undertaking may compete directly or indirectly, with or detract business from the Franchised Business.

14.5     OTHER PRODUCTS AND SERVICES


         If the Franchisee wishes to offer and sell any product or service not previously authorised by the Franchisor, the Franchisee must advise the Franchisor in writing and provide a product specification, a sample of the product, information about the supplier and any other information which the Franchisor may require. The Franchisor will notify the Franchisee whether or not it approves of such product or service within 30 days of submission of the Franchisee's request. The Franchisor's silence may not be construed as consent. The Franchisor may withdraw its approval if any product or service at any time in its sole discretion. The Franchisor's criteria and reasons for approving or not approving a particular product or service are confidential. The Franchisor may withhold such information from the Franchisee in its discretion.

14.6     EMPLOYEE REQUIREMENTS


         The Franchisee will:

         (a) (and ensure that its Key Employees will) comply with the provisions of the Manual governing the minimum responsibilities, duties and tasks required of the Franchisee's employees;

         (b) ensure that it has an adequate number of competently trained and qualified employees or independent contractors necessary to comply with its obligations under this Agreement and to Customers; and

         (c) ensure that its employees enter into an Other Party Non Disclosure Agreement prior to commencing employment.

14.7     EXCLUSIVITY


         The Franchisee will not, and will procure that its employees and contractors will not, without the prior written consent of the
         Franchisor:

         (a) be concerned or interested either directly or indirectly in the supply of any products or services which are similar to or competitive with the Business System or Services except for those products and services supplied by the Franchisee prior to the Effective Date which have been fully disclosed in writing to the Franchisor;

         (b) subject to CLAUSE 6.3(b) enter into an agreement, directly or indirectly, to provide the Business System or Services to any person in the Territory knowing or having reason to believe that they would be resold outside the Territory or conduct the Franchised Business outside the Territory.

14.8     INDEPENDENT CONTRACTORS


         Prior to entering into any agreement with an independent contractor for the provision of any services relating to the Franchised Business, the Franchisee will:

         (a) notify the Franchisor in writing of the details of such independent contractor, including the name and address of the independent contractor, and if a body corporate, the ACN and registered office of such contractor, and a description of the services to be provided; and

         (b) ensure that the independent contractor executes an Other Party Non-Disclosure Agreement and provides a copy of such agreement to the Franchisor.

14.9     LIABILITY FOR INDEPENDENT CONTRACTORS AND EMPLOYEES


         The Franchisee will bear all liabilities, including payment of any consultancy fees or other remuneration, for its obligations under an agreement with any independent contractor engaged by the Franchisee and for any claims, costs and damages arising out of such independent contractor's activities. The Franchisee will indemnify the Franchisor against all claims, damages, liabilities and costs arising from claims or proceedings by or against any employee or independent contractor of the Franchisee.

14.10    FRANCHISEE TO OBTAIN PERMITS AND LICENCES


         The Franchisee will be solely responsible for the acquisition and maintenance of all necessary registrations, permits and licences for the lawful operation of the Franchised Business. The Franchisee will keep all such registrations, permits and licences current at all times.

14.11    FRANCHISEE ADVERTISING / MARKETING STANDARDS


         The Franchisee will not knowingly:

         (a) make any false or misleading representations in connection with the Business System, the Services or the Franchised Business; and

         (b) conduct the Franchised Business in contravention of any guidelines or ethical standards published by the Franchisor including but not limited to standards and guidelines specified in the Manual or in contravention of any acceptable and usual business practice.

14.12    PREMISES

         (a) Within 9 months of the Effective Date the Franchisee must have established suitable business premises within the Territory from which to operate the Franchised Business.

         (b) The Franchisee will ensure that at all times during the Term the business premises and all furnishings for such premises:

                  (i)      are in a good state of repair and decoration;

                  (ii) meet the standards and guidelines for the business premises and furnishings specified in the Manual or the reasonable directions of the Franchisor.

14.13    EQUIPMENT

         (a) Prior to the Effective Date or such other date as the parties may agree, the Franchisee will purchase and install the Equipment and throughout the Term purchase and install such further equipment as the Franchisor may from time to time deem necessary for the efficient operation of the Business System and the Franchised Business.


                  The Franchisor may make changes in, among other things, standards and specifications in the Business System and Services and the price or pricing method for the Business System and Services, when, in the sole discretion of the Franchisor, changes are needed to ensure the continued success and development of the Franchised Business. These changes may include the purchase of improved technology from the Franchisor, the purchase of equipment, supplies, furnishings or other goods from third parties and the completion of additional training by the Franchisee's staff or other actions. The Franchisee must promptly conform to the modified standards and specifications at its own expense.

         (b) All costs and expenses incurred in connection with the purchase and installation of the Equipment and any further Equipment will be paid by the Franchisee; and

         (c) The Franchisee understands that the Equipment is supplied by a third party and the Franchisor makes no warranties or representations of any kind, express or implied, in relation to it, including in respect of suitability or fitness for purpose.

14.14    BUSINESS SYSTEM AND SERVICES

         (a) The Franchisor will deliver the Business System and any Services which the Franchisor agrees to provide upon receipt of the Franchisee's written request and invoice the Customer for the Business System and Services at the then current Franchisor's Price or as specified by the Franchisee unless the prices specified by the Franchisee are less than the Franchisor's Price;

         (b) The Franchisor may make the Services available to the Franchisee and add or delete services comprising the Services at any time; and

         (c) The Franchisee will promptly disclose to the Franchisee any modification, adaptation or extension of the Business System and will immediately assign (and does assign under this Agreement) its entire right, title and interest in, to and under such modifications, adaptations and extensions including without limitation all intellectual property rights therein to the Franchisor. No modification, adaptation or extension of the Business System may be implemented for a Customer without the written approval of the Franchisor.

14.15    ACCEPTING BUSINESS


         The Franchisee may not accept business from a prospective customer unless the Franchisee has the capacity to provide the Services to the Customer in accordance with the Manual and is able to travel to and from the prospective customer's premises if necessary.

14.16    FRANCHISEE MEETINGS


         During the Term the Franchisor may convene meetings of all franchisees to discuss matters of mutual interest. The Franchisee will attend at all such meetings at its cost. Any decisions of the franchisees in such meetings will be carefully considered by the Franchisor but will have no binding legal effect on the Franchisor or the Franchisee. The Franchisor may circulate a letter or other communication to all Franchisees in lieu of convening any such meeting.

15.      OPERATING STANDARDS

15.1     NOT HOLD ITSELF OUT


         The Franchisee will ensure that its business premises, advertisements, correspondence and business cards confirm that it is conducting the Franchised Business independently of the Franchisor and will not represent to any party that it conducts any part of the Franchised Business as agent or on behalf of the Franchisor.

15.2     OPERATING STANDARDS


         The Franchisee will (and will ensure that its employees will) at all times during the Term:

         (a) not enter into any agreement to provide the Business System or Services for consideration less than the Retail Price;

         (b) develop and maintain high and uniform operating standard based on the concepts of consistency, reliability and professionalism in accordance with the Manual;

         (c) promote and increase the demand for the Business System and Services;

         (d) observe the requirements of any collateral document or agreement relating to the Franchised Business;

         (e) establish and maintain a reputation for delivering high quality Services exemplifying high customer servicing standards;

         (f) give prompt, courteous, friendly and efficient service to all Customers and prospective customers;

         (g) adhere to the highest standards of honesty, integrity, fair dealing and ethical conduct;

         (h) identify itself on all correspondence and stationery in such manner as the Franchisor may require;

         (i) comply in every respect with the standards set by the Franchisor for the operation of the Franchised Business in accordance with the Manual or instructed by the Franchisor;

         (j) comply with the reasonable directions of the Franchisor in the manner of dealing with any complaints from Customers, including, if necessary, permitting the Franchisor or another of its franchisees to rectify the complaint at the cost of the Franchisee and Franchisor reasonable access to the Customer's premises to rectify such complaint; and

         (k) deliver the information and records specified in CLAUSE 18.2 on request by the Franchisor.

15.3     DISPUTES


         If any disputes arise involving the requirements or standards contained in the Manual, the interpretation by the Franchisor will control.

16.      ACCOUNTING AND INVOICE

16.1     RESPONSIBILITY FOR INVOICING


         The Franchisor will invoice each Customer directly for the Business System and any Services in accordance with the Franchisor's current standard terms and conditions.

16.2     NO OTHER PRODUCTS INVOICED


         The Franchisor will not, and the Franchisee must not, invoice the Customer for any products or services other than the Business System and Services supplied by the Franchisee (or the Franchisor at the request of the Franchisee) whether or not such products and services were provided at the same time as the Business System and Services.

16.3     ACCOUNTING TO THE FRANCHISEE


         For each Invoice Period, the Franchisor will provide the Franchisee with an itemised statement based on the monthly report of the Franchisee delivered in accordance with CLAUSE 18.3(a) showing:

         (a)      each Customer's orders that have been invoiced;

         (b)      each invoice that has been paid;

         (c)      the Gross Fees received; and

         (d)      the GST that had been paid

16.4     COMMISSIONS


         On the Payment Date the Franchisor will deliver a cheque for the Commissions payable to the Franchisee based on the information contained in the itemised statement referred to in CLAUSE 16.3 calculated in the manner specified in the Manual, along with such itemised statement.

16.5     GST


         The Franchisor will account to the Commissioner of Taxation at the Australian Tax Office on behalf of the Franchisee for all GST on the supply of the Business System and Services to the Customer by the Franchisee.

17.      AUDIT RIGHTS

17.1     FRANCHISEE'S RIGHTS


         The Franchisee (or its nominated agent) may conduct an audit of the accounts relating to the Franchised Business in the possession of the Franchisor at any time during normal business hours provided it has given the Franchisor at least 5 business days prior written notice. The Franchisee may conduct only 1 audit during any 12 month period. The Franchisee will bear the cost of each such audit unless it reveals that an act or omission of the Franchisor has resulted in a discrepancy of more than 10 per cent to the Franchisee's disadvantage. In such event, the Franchisor will bear the costs of such audit.

17.2     FRANCHISOR'S RIGHTS


         The Franchisor (or its nominated agent) may conduct an audit of the accounts and business records relating to the Franchised Business in the possession of the Franchisee at any time during normal business hours provided it has given the Franchisee at least 5 business days prior written notice. The Franchisor may conduct only 1 audit during any 12 month period. The Franchisor will bear the cost of each such audit unless it reveals that an act or omission of the Franchisee has resulted in a discrepancy of more than 10 per cent to the Franchisor's disadvantage. In such event, the Franchisee will bear the costs of such audit.

18.      RECORD KEEPING AND REPORTING

18.1     BUSINESS RECORDS


         The Franchisee will compile and maintain the books and records of the Franchised Business honestly and accurately in accordance with the Manual.

18.2     RECORDS


         The Franchisee will maintain time and proper accounts and records as specified in the Manual including but not limited to:

         (a)      a list of Customers;

         (b)      each Business System and any Services provided;

         (c)      the dates on which such Services were provided;

         (d)      the expenses and outgoings of the Franchised Business;

         (e) all marketing, advertising or promotions conducted by the Franchisee;

         (f) the locations where the Franchisee provided the Services to Customers; and

         (g) all other transactions, costs, liabilities and other relevant information relating to f the Franchised Business as the Franchisor may reasonably require from time to time.

18.3     FRANCHISEE TO PROVIDE REPORTS

         (a) The Franchisee will provide the Franchisor with a report of the Franchised Business for the previous Accounting Month in the manner specified in the Manual or as the Franchisor may reasonably require, including but not limited to:

                  (i)      each Business System licensed that month;

                  (ii) any Services provided to Customers that month (whether by the Franchisee or the Franchisor at the request of the Franchisee or a Customer); and

                  (iii) the amount spent by the Franchisee that month pursuant to its obligations under CLAUSE 11;

         (b) Within 1 month after 31 March, 30 June, 30 September and 31 December in each year of the Term the Franchisee will submit the quarterly reports showing income and expenses for the Franchised Business in the manner specified in the Manual or as the Franchisor may reasonably require; and

         (c) At any other time on the written request of the Franchisor the Franchisee will submit all reports, returns and other information relating to the operation of the Franchised Business as the Franchisor may reasonably require.

18.4     INSPECTION OF RECORDS


         The Franchisor (and its authorised agents) may, at any time during normal business hours, after giving the Franchisee not less than 14 days notice, enter the Franchisee's business premises or such other place where the records relating to the Franchised Business are kept and maintained to:

         (a)      examine and audit the records;

         (b)      take copies of the records; or

         (c)      examine and review the operating methods of the Franchisee.

18.5     COSTS OF INSPECTION


         If an examination or audit of the Franchisee's records reveals that any payment to the Franchisor on any account is more than 1 week overdue on more than 2 occasions in any 3 month period, the Franchisee will pay the Franchisor's costs incidental to such examination or audit.

19.      THIRD PARTY INTEREST

19.1     NO ENCUMBRANCES


         The Franchisee will not create or permit to exist any third party security interest by way of mortgage, pledge, lien, charge, encumbrance or any other security interest or agree to create or give any such security interest over this Agreement, the Intellectual Property or the Franchised Business without the prior written consent of the Franchisor. The Franchisee will indemnify the Franchisor for any costs, losses, expenses or liabilities incurred by the Franchisor as a result of the breach of the Franchisee of this clause.

20.      PERFORMANCE STANDARD

20.1     COMPARISON


         Every 6 months following the Effective Date, the Franchisor will compare the Gross Fees of the Franchisee for Customers whose primary offices are located in the Territory, with the average gross fees attributable to other franchisees having, in the opinion of the Franchisor, a substantially similar territory or market as the Franchisee. The Franchisor will notify the Franchisee of the results of such comparison.

20.2     PERFORMANCE REQUIREMENT

         (a) If, after 12 months from the Effective Date, Gross Fees are less than 50% of the average gross fees attributable to other franchisees having a substantially similar territory or market as the Franchisee, the Franchisor will notify the Franchisee in writing advising such under-performance;

         (b) If the Franchisor has given the notice referred to in subclause (a):

                  (i) the Franchisor shall provide any further training and assistance as the Franchisor deems necessary to assist the Franchisee, at the cost and expense of the Franchisee in addition to its obligation specified in CLAUSE 12; or

                  (ii) within 10 days of receiving the notice, the Franchisee may notify the Franchisor that it wishes to transfer the Franchise and the provisions of CLAUSE 27 are to apply;

         (c) If the Franchisee under-performs in the next successive 6 month period, the Franchisee may give written notice to the Franchisor within 10 days of notification of such under-performance that it wishes to transfer the Franchise and the provisions of CLAUSE 27 are to apply; and

         (d) If the Franchisee does not elect to transfer the Franchise pursuant to subclause (b) or (c), or is unable procure a qualified substitute franchisee within 120 days from the date of notifying the Franchisor of its intention to transfer the Franchise, the Franchisor may terminate this Agreement by written notice effective 30 days after the date the notice is received by the Franchisee.

21.      CORRECTION OF DEFECTS

         21.1     THE FRANCHISOR'S OBLIGATION TO CORRECT OR REPLACE DEFECTS


         If any component of the Business System fails to conform substantially to the functional specifications during the Warranty Period, the Franchisor's sole obligation will be, at the Franchisor's option, to:

         (a) correct the defect by bringing the performance of the Business System into substantial compliance with the functional specifications in the Documentation; or

         (b)      replace the defective component.

21.2     FRANCHISOR TO CORRECT


         If use of the Business System is significantly restricted by a reported defect and the Franchisee gives written notice of such restriction to the Franchisor, the Franchisor will use its best efforts to commence work on correcting the defect no later than the first working day after it receives the Franchisee's written notice, subject in each case to the provisions of CLAUSE 21.

21.3     CORRECTION OF DEFECTS


         The Franchisor will use its best efforts to correct the defect by remote access. If the Franchisor is unable to correct the defect by remote access and it deems that a written correction is appropriate, it may develop and deliver a correction of the defect in writing or in machine readable form. Installation of such correction will be the responsibility of the Franchisor unless otherwise agreed in writing by the Franchisor. The Franchisor may correct a defect in the Business System which is not under warranty if requested by the Franchisee. The Franchisee will pay additional charges.

22.      WARRANTIES

22.1     BY THE FRANCHISEE


         The Franchisee represents and warrants that:

         (a) it has relied on its own inquiries as to the performance and functional characteristics of the Business System, and does not rely on any warranties or representations not set out in this Agreement and the Manual;

         (b) it is a corporation, duly incorporated and validly existing in good standing under the laws of Australia;

         (c) it has full rights, power, legal capacity and authority to enter into this Agreement and to carry out and perform its obligations under this Agreement; and

         (d) the execution and delivery of this Agreement and the transactions contemplated by the parties under it do not and will not conflict with or result in a breach of any condition or provision, or constitute a default under, any agreement or undertaking of the Franchisee.

22.2     BY THE FRANCHISOR


         The Franchisor warrants
         that:

         (a)      the Business System:

                  (i) will substantially conform to the functional specifications contained in the Documentation for the Warranty Period;

                  (ii) will perform when in use without material alteration on the Equipment in accordance with the functional specifications set forth in the Documentation; and

                  (iii)    is Y2k compliant;

         (b) it is entitled to authorise the Franchisee to enter into agreements for the provision of the Business System and the Services; and

         (c) it has all rights necessary to license the Intellectual Property to the Franchisee in accordance with this Agreement.

22.3     SCOPE OF WARRANTY


         The warranties set forth in CLAUSE 23.2 will not apply:

         (a) if the Business System is not installed or used in accordance with the Documentation;

         (b) if the Franchisee and/or the Customers use the Business System on equipment other than the Equipment;

         (c) if the defect or malfunction is caused by the failure of a third party service provider;

         (d) if the defect or malfunction is caused by the use of the Business System in combination with third party software which has not been approved by the Franchisor for use in connection with the Business System;

         (e) to the extent that the defect or malfunction is caused by or is contributed to by the Franchisee or the Customers; or

         (f) if the defect is caused by a third party software or equipment malfunction.

22.4     WARRANTIES NOT INCLUDED


         The Franchisor does not warrant that:

         (a)      the Business System will operate uninterrupted;

         (b) the Business System will be free from minor defects or errors which do not materially affect the performance of the Business System; or

         (c) the applications contained in the Business Systems are designed to meet all the Franchisee's or the Customer's business requirements.

23.      LIMITATION OF LIABILITY

23.1     THE FRANCHISOR NOT RESPONSIBLE


         The Franchisor will not be responsible under this Agreement for:

         (a) the modification or extension of the Business System to fit the particular requirements of a Customer or the Franchisee;

         (b) the correction of any program errors resulting from such modifications or improvements;

         (c) the correction of any program errors as a result of the use of the Business System by the Franchisee or a Customer outside of the terms and conditions of this Agreement;

         (d)      the failure of the Equipment or network; or

         (e) the preparation or conversion of the Franchisee's or a Customer's data into a form required for use with the Business System.

23.2     IMPLIED WARRANTIES EXCLUDED


         The Franchisor makes no express warranties beyond those stated in this Agreement. All conditions and warranties implied by statute or common law are expressly excluded to the extent permitted by law.

23.3     EXCLUSION OF DAMAGES


         Under no circumstances will the Franchisor be liable to the Franchisee or any other person or entity for special, incidental, consequential, or indirect damages, loss of goodwill or business profits, work stoppage, data loss, computer failure or malfunction, all other commercial damages or loss, or exemplary or punitive damages relating to the Business System, its performance, the negligence or default of the Franchisor or any error in information supplied to the Franchisee before or after the date of this Agreement.

23.4     SEVERABILITY OF ACTIONS


         Each provision of this Agreement which provides for a limitation of liability, disclaimer of warranties, or exclusion of damages is intended by the parties to be severable and independent of any other provision.

24.      INDEMNITIES

24.1     INDEMNITY OF FRANCHISEE


         Subject to CLAUSE 24.2 below, the Franchisor will:

         (a) indemnify the Franchisee for all claims, damages liabilities and costs for which the Franchisee is held liable in any claims for infringement of Intellectual Property;

         (b) reimburse the Franchisee for all costs reasonably incurred by the Franchisee in the defence of any claim brought against it or in any such proceeding in which it is a party;

         (c) at the Franchisor's expense keep the Intellectual Property (but not the Business Name) current; and

         (d) take whatever steps are necessary to protect the Franchisee's right to use the Intellectual Property against the unauthorised use of it by others.

24.2     LIMITATION OF INDEMNITY


         The Franchisor will not be obligated to indemnify the Franchisee under the provisions of CLAUSE 24.1 unless the Franchisee:

         (a) notifies the Franchisor in writing as soon as practicable of any infringement, suspected infringement or alleged infringement;

         (b) gives the Franchisor the option to conduct the defence of such claim, including negotiations for settlement or compromise prior to the institution of legal proceedings;

         (c) provided the Franchisor with reasonable assistance in conducting the defence of such claim;

         (d) permits the Franchisor to modify, alter or substitute the infringing part of the Business System, at its own expense, to render the Business System non-infringing; and

         (e) authorises the Franchisor to procure for the Franchisee the authority to continue the use and possession of the Business System.

24.3     INDEMNITY OF FRANCHISOR


         The Franchisee will indemnify the Franchisor and its licensors against all claims, liabilities, and costs, including reasonable legal fees, reasonably incurred in the defence of any claim (other than for the infringement of intellectual property rights specified in CLAUSE 24.2), arising out of the Franchisee's unauthorised use of the Business System, Documentation and Intellectual Property pursuant to this Agreement.

24.4     PROCEEDINGS

         (a) If proceedings are brought or threatened by a third party against the Franchisee alleging that the Franchisee's use of the Business System constitutes an infringement of the intellectual property rights of such third party, the Franchisor may, at its option and at its own expense, conduct the defence of such proceedings. The Franchisee will provide all necessary assistance and information required by the Franchisor in the defence of such proceedings.

         (b) The Franchisor will take such action as it determines is reasonably necessary in its sole discretion to defend any claims or proceedings for infringement or alleged infringement by a third party of the Business System.

25.      MANUALS / CONFIDENTIALITY

25.1     FRANCHISOR MAY DEVELOP MANUALS


         The Franchisor has developed the Manual to assist the Franchisee in its daily operations of the Franchised Business. The Manual specifies the processes and procedures for the operation of the Franchised Business.

25.2     AMENDMENTS AND UPDATES


         The Franchisor may amend, alter or replace any information contained in the Manual at any time. The Franchisor will supply to the Franchisee a copy of any replacement pages, insertions, additions, reviews, amendments, alterations or modifications to the Manual as soon as practicable after completion.

25.3     FRANCHISEE TO COMPLY WITH MANUALS


         Upon receipt of the Manual, the Franchisee will:

         (a) operate the Franchised Business strictly in accordance with the relevant provisions of the Manual and otherwise use the Manual as a guide to the independent conduct of the Franchised Business, to the extent, if any, that the Manual requires a manner of conduct of the Franchised Business;

         (b) keep the Manual up to date with any replacement pages, insertions, additions, reviews, amendments, alterations or modifications to the Manual sent by the Franchisor; and

         (c) immediately on termination of this Agreement return to the Franchisor all copies of the Manual in the possession, power, custody or control of the Franchisee, whether or not the Franchisor authorised the making of such copies.

25.4     MANUAL IS CONFIDENTIAL


         The Franchisee:

         (a) acknowledges that the Manual contains Intellectual Property which the Franchisor is the owner of or has the right to use;

         (b)      must not make any copies of the Manual; and

         (c) must ensure that the officers, contractors and employees of the Franchisee do not disclose the contents of the Manual to any person.

25.5     CONFIDENTIALITY


         The Franchisee will:

         (a) keep all Confidential Information secure from theft and confidential;

         (b) not use any Confidential Information in any business but the Franchised Business or in any other manner without the consent of the Franchisor;

         (c) not disclose any of the methods or system(s) including, but not limited to the Business System, of the Franchisor.


         Nothing in this subclause will prevent the Franchisee from disclosing Confidential Information to the Franchisee's professional advisors, if required by law or if such information is in the public domain.

26.      INSURANCE

26.1     FRANCHISEE INSURANCE


         The Franchisee will procure and maintain throughout the Term the following insurances with an insurer acceptable to the Franchisor showing the Franchisor as an additional insured:

         (a)      public liability in an amount no less than $5 million;

         (b)      professional indemnity insurance;

         (c)      all risks insurance;

         (d)      business interruption and loss of profit insurance; and

         (e)      disability insurance.

26.2     CERTIFICATES OF CURRENCY


         The Franchisee will, upon request by the Franchisor, provide certificates of the Franchisee's insurance to the Franchisor to evidence that it has complied with its obligations under this clause.

26.3     FRANCHISOR MAY REQUIRE INCREASED LIMITS


         The Franchisor may require the Franchisee to increase the minimum insurance limits specified in CLAUSE 26.1 or require the Franchisee to obtain different or additional kinds of insurance to reflect changes in insurance standards, normal business practices, higher court awards and other relevant circumstances.

27.      ASSIGNMENT

27.1     FRANCHISOR MAY ASSIGN


         The Franchisor may assign all or part of this Agreement and the assignee or other legal successor will be bound by its terms.

27.2     FRANCHISEE MAY NOT ASSIGN WITHOUT CONSENT


         The Franchisee's rights and obligations of the Franchisee under this Agreement are personal to the Franchisee. The Franchisee may not transfer or encumber any part of its interests under this Agreement; or sub-licence or delegate the performance of any of its rights duties or obligations under this Agreement without the prior written consent of the Franchisor. The Franchisor:

         (a) will not unreasonably withhold its consent to any proposed transfer or encumbrance if:

                  (i) the proposed assignee meets the requirements of the Franchisor for such assignment and is in the opinion of the Franchisor a respectable, responsible, solvent and financially sound person or corporation with sufficient business experience and professional qualifications to carry on the Franchised Business and to fully and expeditiously carry out the Franchisee's obligations under this Agreement; e proposed assignee enters into the Franchisor's then current form of Franchise Agreement; and

                  (ii)     the Franchisee or the assignee pays the Transfer Fee;
                           and

         (b) may require that the Franchisee make such transfer or encumbrance only on the conditions that the Franchisor deems necessary, including but not limited to the requirement that the Franchisee not be in default or arrears in respect of any payments to the Franchisor and be otherwise in full compliance with its obligations under this Agreement.

27.3     DISPOSAL WHERE UNDERLYING INTERESTS CHANGE


         If any transaction or series of transactions occurs in respect of the shares of a corporate or trustee Franchisee or a holding company of the Franchisee (as defined by the Corporations Law) as a combined result of which there is a change of:

         (a) the legal or beneficial ownership of, or the power to exercise the voting rights of, more than 24% of the issued capital or other equity of the Franchisee as at the date of this Agreement; and

         (b) the directors of the Franchisee as they are constituted at the Effective Date,


         that transaction or series of transactions will, for the purposes of this Agreement, be deemed to be an assignment of the Franchisee's interests under this Agreement and will require compliance with CLAUSE 27.2.

27.4     FIRST REFUSAL

         (a) The Franchisee will not accept any offer for the transfer or assignment of any interest in the Franchised Business unless:

                  (i)      the offer is bona fide;

                  (ii)     in writing; and

                  (iii) the Franchisee first offers the interest to the Franchisor by delivering a notice containing a copy of the offer to purchase or the terms on which the interest is proposed to be assigned and state the price and consideration for the proposed assignment.

         (b) The Franchisor may purchase the interest to be transferred or assigned for the price minus the Transfer Fee and on any terms and conditions stated in the notice within 6 weeks from the date of receipt of the notice. The Franchisor may deduct from the price any unpaid debts of the Franchisee and may pay out of the price any of the Franchisee's unpaid creditors.

27.5     RIGHT OF SALE


         If the Franchisor does not purchase the interest of the Franchisee, the Franchisee may transfer or assign the interest for the price set out in the notice to the Franchisor, plus or minus 5% and on the same terms and conditions specified in such notice. If the transfer or assignment is not completed within 3 months of delivery of the notice to the Franchisor, the Franchisor may purchase the interest of the Franchisee in accordance with CLAUSE 27.4.

28.      DEFAULT

28.1     EVENTS OF DEFAULT


         The Franchisee will be in default under this Agreement if any of the following events occur:

         (a) the Franchisee fails to make any payments to the Franchisor whether under this Agreement or otherwise within 14 days of becoming due;

         (b) the Franchisee or any director, shareholder or member of the Franchisee becomes financially interested (whether as director, shareholder, employee or consultant) in any business in competition with the Franchised Business without the Franchisor's prior written consent;

         (c) an execution, levy or distress is levied against the Franchisee or against its directors or shareholders or the assets of the Franchised Business;

         (d) the Franchisee abandons, surrenders or transfers control of the Franchised Business or fails to actively carry on the Franchised Business for a period of 6 weeks;

         (e) the Franchisee operates the Franchised Business in a manner which, in the reasonable opinion of the Franchisor, is unlawful, unprofessional, negligent, defamatory or lowers the reputation of the Franchisor or operates the Franchised Business in a way that endangers public health or safety, and fails to take reasonable steps to correct such manner of operation after notice from the Franchisor or any authorised governmental authority within the time limit specified in such notices;

         (f) the Franchisee or any of its directors or employees no longer possesses the necessary registrations, licenses or permits required to conduct the Franchised Business;

         (g) the Franchisee provides for consideration services which are not Services in the course of its conduct of the Franchised Business without the Franchisor's prior written consent; and

         (h) the Franchisee fails to comply with any other provision of this Agreement, any provision of the Manual or other specification, standard operating procedure or instruction required by the Franchisor on 2 or more occasions within a period of 3 consecutive calendar months and, if such failure is capable of correction, does not correct such failure within 14 days after receiving notice of such failure.

29.    TERMINATION

29.1   TERMINATION BY FRANCHISOR

       (a) The Franchisor may terminate this Agreement by written notice effective immediately if the Franchisee or any of its principals:

              (i) commences any act of bankruptcy as defined in the Bankruptcy Act 1966 Cth, makes a scheme or arrangement with its creditors or is placed in receivership, liquidation, administration or any form of insolvency or administration;

              (ii) is convicted of a criminal offence carrying a jail term of 5 years or more, or an offence involving fraud, deception, dishonesty or misleading conduct;

              (iii) is fraudulent in connection with the operation of the Franchised Business;

              (iv) fails to comply with any of its material obligations specified in CLAUSES 6.3, 14, 19 and 27;

              (v) where the Franchisee loses the right to occupy its business premises and fails to secure replacement premises approved by the Franchisor within 14 days thereafter;

              (vi) if an individual, dies or becomes legally incompetent to carry out the obligations under this Agreement;

              (vii) where the Franchisee defaults under this Agreement 3 times within any 12 month period;

              (viii) the Franchisee invoices or collects money for providing the
                     Franchised Business directly from Customers;

              (ix) the Franchisee does not meet the Performance Standards in the manner provided in CLAUSE 20.2.

       (b) If the Franchisee commits an event of default as described in CLAUSE 28 and such default remains unremedied for the period of 7 days following the expiry of 14 days' written notice by the Franchisor to the Franchisee of the default, the Franchisor may terminate this Agreement immediately. The Franchisor will give written notice to the Franchisee of such termination.

29.2   TERMINATION BY FRANCHISEE

       The Franchisee may terminate this Agreement at any time by giving 90 days prior written notice to the Franchisor.

29.3   CROSS DEFAULT

       Where another agreement exists between the Franchisor and the Franchisee, any breach by either of them of any term or condition of this Agreement or such other agreement will constitute a breach of such other agreement, unless this Agreement or the other agreement specifies otherwise, and the non-breaching party may exercise its rights and remedies provided or implied by this Agreement or at law.

30.    CONSEQUENCES OF TERMINATION

30.1   PAYMENT OF ACCOUNTS

       The Franchisee will pay, within 7 days of the effective date of termination or expiration of this Agreement, all amounts owed to the Franchisor and any Related Body Corporate including interest, and the Franchisee's trade and other creditors which are then unpaid.

30.2   RETURN MATERIALS

       (a) The Franchisee will, within 7 days of the effective date of termination or expiration of this Agreement:

              (i) deliver to the Franchisor all copies of the Documentation together with all client lists, point of sale material, advertising and marketing materials, computer software and databases, forms, customer listings, stationery, business cards, and other printed matter within the possession, power, custody or control of the Franchisee including those which bear the Trade Marks, Business Name or any other Intellectual Property of the Franchisor; and

              (ii) transfer to the Franchisor telephone and facsimile numbers and listings, Yellow Pages and any similar directory listings. The Franchisee appoints the Franchisor (or its nominee) as the attorney of the Franchisee to complete such transfers if the Franchisees defaults or refuses to complies with this clause.

       (b) If the Franchisee does not deliver the material as required in CLAUSE 30.2(A), the Franchisee irrevocably authorises the Franchisor to enter upon its business premises and take possession of such material.

30.3   TRANSFER REGISTRATIONS

       Upon termination or expiration of this Agreement the Franchisee will take such action as may be required to cancel, or at the option of the Franchisor transfer to the Franchisor or its nominee, at no cost to the Franchisor, any registrations relating to the Franchisee's use of the Trade Marks.

31.    RESTRAINTS

31.1   RESTRAINT COVENANTS

       The Franchisee covenants that neither it nor its directors, officers or shareholders will conduct the Franchised Business or any form of business similar to that of the Franchised Business within the Territory or within a 5 kilometre radius outside the Territory, directly or indirectly, for a period of 2 years from the date of termination of this Agreement without the prior written consent of the Franchisor.

31.2   DEEMED CONDUCT OF BUSINESS

       For the purposes of CLAUSE 31.1 the Franchisee and its directors, officers, and shareholders will be deemed to have conducted a business similar to the Franchised Business directly or indirectly if any of such persons:

       (a) has an interest in such business on its own account, or jointly or with or on behalf of any other person, firm or corporation, or as an employee, independent contractor, consultant, partner, joint venturer or agent of such business, or

       (b) has an interest in such business through any firm, trust or corporation in which the Franchisee, its directors, officers or shareholders may be interested as director, officer, shareholder, beneficial owner of shares, consultant, lender, adviser or otherwise.

31.3   NON SOLICITATION

       The Franchisee covenants that neither it nor its directors, officers or shareholders will solicit, canvass or endeavour to obtain contracts or arrangements in respect of Customers or those who have been Customers or prospective customers at any time throughout the term of this Agreement directly or indirectly for a period of 2 years from the date of termination of this Agreement without the prior written consent of the Franchisor. For the purpose of this clause, any reference to "prospective customer" means a person with whom the Franchisee or the Franchisor has carried on substantial negotiations or discussions at any time during the 12 months prior to date of termination of this Agreement.

31.4   NON-ENTICEMENT

       The Franchisee covenants that neither it nor its directors, officers or shareholders will entice or attempt to entice, directly or indirectly, throughout the Term and for a period of 2 years from the date of termination of this Agreement, without the prior written consent of the Franchisor, any employee, agent or contractor of the Franchisor or who was at any time during the term of this Agreement an employee, agent or contractor of the Franchisor from continuing its relationship with the Franchisor.

31.5   RESTRAINTS REASONABLE

       The Franchisee acknowledges that the restraints contained in this Agreement are reasonable having regard to the nature of the relationship and the consideration provided by both parties.

31.6   VALIDITY

       If any of the covenants stated in this clause is or becomes unenforceable or invalid, such unenforceability or invalidity will not effect the validity and enforceability of the other covenants of this clause which will remain binding.

32.    RELATIONSHIP BETWEEN THE PARTIES

       The relationship between the Franchisor and the Franchisee is limited to that of Franchisor and Franchisee and nothing contained in this Agreement will be construed to create a partnership, joint venture or (except as expressly provided) an agency.

33.    DISPUTE RESOLUTION

33.1   PROCEDURE

       If a dispute arises under this Agreement:

       (a) the complaining party will give written notice to the other party setting out the nature of the dispute, the outcome required by the complainant and what action the complainant thinks will settle the dispute;

       (b) both parties will make every effort to resolve the dispute by mutual negotiation;

       (c) if the parties are unable to resolve the dispute by mutual negotiation within 21 days after commencing negotiations, either party may by notice advise the other party that it wishes to have the dispute resolved by a mediator;

       (d) within a further period of 21 days or such other time period agreed by the parties, the parties may refer the matter to a mutually agreed mediator. If no agreement can be reached on an appropriate mediator, either party may ask the mediation adviser to appoint a mediator;

       (e) the mediator may determine the procedures to be followed (including the time and place for the mediation), may choose to allow the legal adviser of the parties to be present and may co-opt other expert assistance;

       (f) the parties will attend the mediation and genuinely try to resolve the dispute;

       (g) proceedings of the mediator will be as informal as is consistent with the proper conduct of the matter and will allow the mediator to communicate privately with the parties or with their legal advisers;

       (h)    the parties agree that:

              (i) everything that occurs before the mediator is in confidence and in closed session;

              (ii) all discussions and settlement offers will be without prejudice;

              (iii) no documents brought into existence specifically for the purpose of the mediation may be called into evidence in any subsequent litigation by either party;

              (iv) the mediator will act fairly, in good faith and without bias;

              (v) each party will have the opportunity to adequately present its case to the mediator;

              (vi) the mediator will deal with any matter as expeditiously as possible no later than 14 days after referral to the mediator;

              (vii) the parties will report back to the mediator within 14 days, on actions taken, based on the outcome of the mediation; and

              (viii) unless the parties otherwise agree the costs of the mediator will be borne equally.

33.2   OTHER REMEDIES

       Nothing contained in CLAUSE 33.1 will deny a party to the Agreements the right to seek injunctive relief from an appropriate Court, where failure to obtain such relief would cause irreparable damage to the party concerned.

33.3   NOT TO AFFECT TERMINATION RIGHTS

       The provisions of CLAUSE 33.1 will not apply to any events of termination provided in CLAUSE 29.1 where the event is clearly specified in the Agreement and there is no legitimate dispute as to the interpretation of their meaning or factors giving rise to such events.

34.    NOTICES

34.1   METHOD OF GIVING NOTICES

       All notices required or permitted to be given by one party to another under this Agreement must be in writing, addressed to the other party and:

       (a)    delivered to that party's address; or

       (b)    transmitted by facsimile transmission to that party's address.

34.2   TIME OF RECEIPT

       A notice given to a party under CLAUSE 34.1 is treated as having been given and received:

       (a) if delivered to a party's address on the day of delivery if a business day, otherwise on the next following business day; and

       (b) if transmitted by facsimile to a party's address and a correct and complete transmission report is received, on the day of transmission if a business day, otherwise on the next following business day.

34.3   ADDRESS OF PARTIES

       For the purposes of CLAUSES 34.1 and 34.2 the address of a party is set out below or is an address within a radius of 5 kilometres of the GPO Sydney of which that party may from time to time give notice to each other party:

       THE FRANCHISOR

       Level 9
       54 Miller Street
       NORTH SYDNEY  NSW  2060

       Facsimile: (02) 9922 5733

       THE FRANCHISEE

       The address and facsimile specified in the Schedule.

35.    LAW AND JURISDICTION

35.1   GOVERNING LAW

       This Agreement is governed by the law in force in New South Wales, Australia.

35.2   SUBMISSION TO JURISDICTION

       The parties submit to the non-exclusive jurisdiction of the courts of New South Wales and any courts that may hear appeals from those courts in any proceedings relating this Agreement.

36.    GENERAL

36.1   FRANCHISEE TO PAY FRANCHISOR'S COSTS

       The Franchisee will pay the Franchisor's costs, expenses and outgoings including the costs of the Franchisor's solicitors on a solicitor and own client basis for the preparation, negotiation and execution of this Agreement (limited to a maximum of $300.00) and any stamp duty which may be assessed on this Agreement upon demand by the Franchisor.

36.2   CONTINUING OBLIGATIONS

       All obligations of the parties which expressly, or by their nature, are to survive the expiration or termination of this Agreement will continue in full force and effect, including without limitation the provisions of CLAUSE 30 insofar as they relate to periods prior to termination of this Agreement.

36.3   NO SET-OFF

       The Franchisee will not withhold payment of any amount due under this Agreement for any reason.

36.4   UNENFORCEABLE PARTS SEVERABLE

       Any provision of this Agreement which is unenforceable in a jurisdiction will be ineffective to the extent of the unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of the provision in another jurisdiction.

36.5   AMENDMENT

       This Agreement may only be amended or supplemented only in writing signed by the parties.

36.6   COUNTERPARTS

       This Agreement may be executed in any number of counterparts and all of those counterparts taken together constitute one and the same instrument.

36.7   ATTORNEYS

       Any attorney who executes this Agreement on behalf of a party declares that the attorney has no notice of revocation of the power of attorney under the authority of which the attorney executes this Agreement and no notice of the death of the grantor.

36.8   WAIVER

       The non-exercise of or delay in exercising any power or right of a party will not operate as a waiver of that power or right, nor does any single exercise of a power or right preclude any other or further exercise of it or the exercise of any other power or right. A power or right may only be waived in writing, signed by the party to be bound by the waiver.

36.9   FURTHER ASSURANCE

       Each party will, and will procure that each of its employees, agents and contractors will, execute and deliver all deeds, documents and instruments and take all acts reasonably necessary to carry out and give full effect to this Agreement and the rights and obligations of the parties under it.

36.10  FORCE MAJEURE

       Any delay or non-performance of any provision of this Agreement (other than for the payment of amounts due ) caused by conditions beyond the reasonable control of the performing party will not constitute a breach of this Agreement. The time for performance of such provision, if any, will be deemed to be extended for a period equal to the duration of the conditions preventing performance.

36.11  ENTIRE AGREEMENT

       This Agreement and any annexures constitute the entire agreement of the parties on the subject matter. The only enforceable obligations and liabilities of the parties in relation to the subject matter are those that arise out of this Agreement. All representations, communications and prior agreements in relation to the subject matter are merged in and superseded by this Agreement.

36.12  TIME

       Unless provided for in any other manner, the time for a party to comply with an obligation will be of the essence.

EXECUTED AS A DEED in New South Wales


THE FRANCHISOR

EXECUTED by ZLAND AUSTRALIA PTY        )
LIMITED ACN 085 819 067 by:            )
                                       )
_____________________________________  )   _____________________________________
             Director                  )                Secretary
                                       )
_____________________________________  )   _____________________________________
        Name (BLOCK LETTERS)           )           Name (BLOCK LETTERS)
                                       )


THE FRANCHISEE
(IF A BODY CORPORATE)
EXECUTED by                            )
___________________________ ACN        )   _____________________________________
_________________________________ by:  )                Secretary
                                       )
_____________________________________  )   _____________________________________
             Director                  )           Name (BLOCK LETTERS)


_____________________________________
        Name (BLOCK LETTERS)


THE FRANCHISEE                         )
(IF AN INDIVIDUAL)                     )
SIGNED by                              )
                                       )
_____________________________________  )
in the presence of:                    )
                                       )
_____________________________________  )
        Signature of witness           )   _____________________________________
                                       )
_____________________________________  )
   Name of witness - please print      )
                                       )
_____________________________________  )
         Address of witness

                                    SCHEDULE
                                   INFORMATION

Item 1:  The Franchisee

Item 2:  Company Store Arrangements (Clause 13)

Item 3:  Core Services (Clause 2.2)

Item 4:  Deposit - $1,000.00 (Clause 4.1)

Item 5:  Equipment (Clause 14.13)

Item 6: Franchisee Advertising Fee - not less than $250.00 per month for the first year of the Term and thereafter not less than 1% of the Gross Fees (Clause 11.1)

Item 7:  Franchise Fee - $50,000.00 (Clauses 4.2 and 7.1)

Item 8:  Franchisor's Bank Account

Item 9: National Advertising Fee - the greater of 1% of the Gross Fees in each Accounting Month or $250.00 (subject to an annual adjustment for inflation) (Clauses 7.2 and 10.1)

Item 10: Renewal Fee - the greater of 25% of the then current Franchise Fee or $12,500.00 (Clause 7.3)

Item 11: Renewal Term means years (Clause 3.3)

Item 12: Territory (Clause 5.1)

Item 13: Trade Marks (Clause 9)

Item 14: Transfer Fee - $4,000.00 plus 25% of the then current Franchise Fee (Clauses 20 and 27.2)

                                   ANNEXURE A
                              COMPLIANCE DOCUMENTS

          FRANCHISEE'S ACKNOWLEDGMENT OF RECEIPT OF FRANCHISE DOCUMENTS

I/we
________________________________________________________________________________


of
________________________________________________________________________________


as a franchisee/prospective franchisee state that:

1. I/we have received the disclosure document dated _________________ November 1999 (DISCLOSURE DOCUMENT) with the following document attached:

       (a)    a copy of the Franchise Agreement which includes the following:

              (i)    a set of compliance documents including:

                     A.     Statement of Franchisee Concerning Independent
                            Advice;

                     B.     Certificate of Independent Legal Advisor;

                     C.     Certificate of Independent Business Advisor;

                     D.     Certificate of Independent Financial Advisor; and

                     E.     Statement of Cessation of Business Under Business
                            Name;

              (ii)   Manual;

              (iii)  Franchisee's Non-Disclosure Agreement; and

              (iv)   Other Party's Non-Disclosure Agreement; and

       (b)    a copy of the Franchise Code of Conduct (CODE).

2. I/we have read the Disclosure Document, the Franchise and Agency Agreement and all of its annexures and the Code.

3. I/we have had a reasonable opportunity to understand the Disclosure Document, the Franchise and Agency Agreement and all of its annexures and the Code.


Signed on _________________________________________

________________________________________________________________________________
Franchisee/Prospective Franchisee

________________________________________________________________________________
(Printed name of Franchisee/Prospective Franchisee)

              STATEMENT OF FRANCHISEE CONCERNING INDEPENDENT ADVICE

I/we
________________________________________________________________________________


of
________________________________________________________________________________

as a prospective franchisee state that:

1. I/we have been given advice about the proposed franchise agreement or franchised business by one or more of the following:

       (a) [ ] an independent legal adviser, a copy of whose signed statement is attached;

       (b) [ ] an independent business adviser, a copy of whose signed statement is attached;

       (c) [ ] an independent accountant, a copy of whose signed statement is attached; or

2.     If no such advice or statement was given:

       (a) I/we state that I/we have been given legal, business or accounting advice about the proposed franchise agreement or franchised business; or

       (b) I/we state that I/we have been told that that kind of advice should be sought but have decided not to seek it.

Signed on _________________________________________.


________________________________________________________________
Prospective Franchisee

________________________________________________________________
(Printed Name of Prospective Franchisee)

                    CERTIFICATE OF INDEPENDENT LEGAL ADVISOR

I, _________________________________________________being a Solicitor in the employ of / partner in _____________________________________________ solicitors, and holding a full unrestricted practising certificate hereby certify that:

1.     prior to ________________________________________________ (FRANCHISEE)
       executing the Franchise Agreement between ZLand Australia Pty Limited and the Franchisee (FRANCHISE AGREEMENT):

       (a)    I explained to it/them the provisions in the Franchise Agreement;

       (b)    I drew to the attention of the Franchisee:

              (i) its/their respective financial obligations and other obligations to be performed and observed; and

              (ii) the consequences if obligations were not so performed and observed; and

2. to the best of my knowledge the Franchisee indicated that it/they understood my advice;

3. to the best of my information and belief the Franchise Agreement was entered into voluntarily; and

4. it is my opinion that the Franchisee appeared to be aware of and understood its/their obligations pursuant to the Franchise Agreement.


I advise having informed the Franchisee that accounting and finance advice should be sought as to the financial and related matters concerning the franchised business and the franchise.

Dated:


Signed:_____________________________________


       _____________________________________
       (Printed Name of Solicitor)

                   CERTIFICATE OF INDEPENDENT BUSINESS ADVISOR

I, _________________________________________________being an employee of /
partner in _____________________________________________ business advisers, hereby certify that:

1.     I have been instructed by
       ________________________________________________ (FRANCHISEE) to explain the business risks and implications being assumed by the Franchisee arising from the Franchise Agreement between ZLand Australia Pty Limited and the Franchisee (FRANCHISE AGREEMENT);

2. Prior to the Franchisee executing the Franchise Agreement, I gave the Franchisee advice in respect the business risks and implications of the Franchise Agreement;

3. I informed the Franchisee in very clear terms that I was not expressing my opinion nor advising on the legal, financial or taxation aspects of the Franchise Agreement;

4. I further informed the Franchisee that if in any doubt on those aspects, the Franchisee should obtain independent legal, financial and tax advice before signing the Franchise Agreement; and

5. Following my explanations, the Franchisee stated to me that the Franchisee understood my advice as to the business risks and implications in respect of the Franchise Agreement.


Dated:


Signed:_____________________________________

       _____________________________________
       (Printed Name of Business Adviser)

                  CERTIFICATE OF INDEPENDENT FINANCIAL ADVISOR

I, _________________________________________________being an employee of /
partner in _____________________________________________ accountants, hereby certify that:

1.     I have been instructed by _______________________________________________
       (FRANCHISEE) to explain the financial risks and taxation implications being assumed by the Franchisee arising from the Franchise Agreement between ZLand Australia Pty Limited and the Franchisee (FRANCHISE AGREEMENT);

2. Prior to the Franchisee executing the Franchise Agreement, I gave financial and taxation advice in respect of the Franchise Agreement;

3. I informed the Franchisee in very clear terms that I was not expressing my opinion nor advising on the legal aspects of the Franchise Agreement;

4. I further informed the Franchisee that if in any doubt on those aspects, the Franchisee should obtain independent legal advice before signing the Franchise Agreement; and

5. Following my explanations, the Franchisee stated to me that the Franchisee understood my advice as to the financial and taxation implications in respect of the Franchise Agreement.


Dated:


Signed:_____________________________________

       _____________________________________
       (Printed Name of Financial Adviser)

             STATEMENT OF CESSATION OF BUSINESS UNDER BUSINESS NAME

The undersigned proprietor of the business name ________________________________ (BUSINESS NAME), Registration Number _____________________________________ in
the State of __________________________________________ (STATE) has ceased to carry on business in the State under the Business Name on _____________________, 2000, and no other person has commenced to carry on business under the Business Name.

The proprietor:

1.     requests that the State cancel the registration of the Business Name; and

2. authorises ZLand Australia Pty Limited to execute all documents required by the State to carry out the cancellation of the registration of the Business Name.


Proprietor:


_______________________________________________________________


_______________________________________________________________
(Printed name of Proprietor)

                                   ANNEXURE B

                      FRANCHISEE'S NON DISCLOSURE AGREEMENT

                      FRANCHISEE'S NON DISCLOSURE AGREEMENT

THIS AGREEMENT is made on                                                   2000


PARTIES

1. ZLAND AUSTRALIA PTY LIMITED (ACCN 085 819 067) of Suite 1, Level 9, 54 Miller Street, North Sydney, New South Wales 2060 (FRANCHISOR).

2.     THE PERSON OR CORPORATION SPECIFIED IN SCHEDULE 1 (FRANCHISEE).


RECITALS

A. The Franchisor is the owner of or has the right to licence a suite of Internet-based business systems marketed under its trade mark and corporate image in accordance with the methodologies developed by the Franchisor.

B. The Franchisor has developed a business model using such business system which it wishes to franchise.

C. The Franchisee wishes to evaluate the business model and business system and has asked the Franchisor to disclose certain information about such business model and business system that the Franchisor designated as confidential and proprietary.

D. In consideration of the Franchisor disclosing such confidential and proprietary information to the Franchisee, the Franchisee has agreed to keep such information confidential and to maintain such confidence on the terms and conditions which follow.

OPERATIVE PROVISIONS

1.     DEFINITIONS

       In the construction of this Agreement unless the contrary intention appears:

       BUSINESS SYSTEM means the Internet-based computer system adapted for integration with interactive computer networks for business enterprises, database enabled forms, communication systems and web page hosting services.

       CONFIDENTIAL INFORMATION means all confidential information of the Franchisor or any related body corporate as that term is defined in the Corporations Law, and includes:

       (a) confidential information relating to the Business System and any Documentation;

       (b) information relating to the policies, business plans, financial information, client and customer lists and other confidential information; and copyright in and to all Documentation and other material in possession of the Franchisor relating to the conduct of the Franchised Business;

       (c)    the information, know-how and expertise comprising the Business
              System;

       (d) all of the copyright, trade marks, trade secrets and intellectual property owned by or licensed to the Franchisor;

       (e) information relating to the terms and conditions of the Franchise Agreement; and

       (f) any information of the Franchisor identified or reasonably identified as confidential and proprietary information of the Franchisor or any related body corporate.

       DOCUMENTATION means the complete or partial copies of the standard documentation relating to the Business System, in human or machine-readable format or in any other medium, including any operations manuals, any specifications and functional specifications for the Business System, any program listings, data models, flow charts, logic diagrams, input and output forms and instructions relating to the Business System.

       FRANCHISE AGREEMENT means the agreement between the Franchisor and the Franchisee relating to the Franchised Business.

       FRANCHISED BUSINESS means the provision by the Franchisee pursuant to the Franchise Agreement of the Business System and supply of related services to customers or potential customers of the Franchisee and any other activities reasonably related to it.

       INVENTIONS means all inventions, discoveries and designs, whether or not registerable as such, including any developments of and improvements to any part of the Business System and the know how, expertise and techniques used by the Franchisee in conducting the Franchised Business.

       MODIFICATIONS means any modifications, adaptations or extensions of any component or element of the Business System.

       SERVICES means the services to be provided by the Franchisee or the Franchisor at the request of the Franchisee or a Customer to the Franchisee in relation to the Franchised Business whether as an employee, consultant, independent contractor or otherwise.

TERMINATION means the earlier to occur of:

       (a) the termination or discontinuance of this Agreement which will occur when the cooling off period defined in the Franchise Agreement has expired and the Franchise Agreement has become binding on the Franchisee; or

       (b) the withdrawal prior to the expiration of the cooling off period of the Franchisee's offer to enter into the Franchise Agreement.

2.     CONFIDENTIAL INFORMATION

2.1    DISCLOSURE PROHIBITED

       The Franchisee acknowledges that while evaluating the Franchised Business, it may become acquainted with or have access to the Confidential Information. The Franchisee will keep the Confidential Information confidential and prevent its unauthorised disclosure to or use by any other person.

2.2    RESTRICTED PURPOSE

       The Franchisee will not use the Confidential Information for any purpose other than to evaluate the Franchised Business.

2.3    REPRODUCTION PROHIBITED

       The Franchisee will not appropriate, copy, memorise or in any manner reproduce any of the Confidential Information unless directed by the Franchisor.

2.4    RETURN OF CONFIDENTIAL INFORMATION

       The Franchisee will return all Confidential Information in the possession or under the control of the Franchisee on the earlier of the request by the Franchisor or Termination.

2.5    PERMITTED DISCLOSURES

       Nothing in this Agreement will obligate the Franchisee to maintain any Confidential Information in confidence which is:

       (a) required to be disclosed pursuant to a lawful order of any court or government authority; or

       (b)    in the public domain at the time the Franchisee receives it.

3.     TITLE TO BUSINESS SYSTEM

3.1    PROPERTY

       The Franchisee acknowledges that the Business System, the Confidential Information and any goodwill attached to them is the property of the Franchisor or the grantor of such rights to the Franchisor.

3.2    INVENTIONS AND MODIFICATIONS

       Any Inventions or Modifications developed or created by the Franchisor, whether solely or jointly with others, in the course of providing the Services are the property of the Franchisor:

3.3    DISCLOSURE

       The Franchisee will promptly disclose in writing all Inventions and Modifications to the Franchisor.

3.4    ASSIGNMENT

       The Franchisee assigns all of its right, title and interest in and to the Inventions and Modifications, including without limitation all intellectual property rights, to the Franchisor or its nominee. The Franchisee will execute all documents required by the Franchisor and take such other actions as the Franchisor may reasonably require to effect such assignment.

4.     RESTRAINTS

4.1    NON-SOLICITATION

       The Franchisee covenants that neither it nor, if a body corporate, its directors, officers or shareholders, will solicit, canvass or endeavour to obtain contracts or arrangements with current or past customers or prospective customers of the Franchisee, directly or indirectly, for a period of 2 years from the date of Termination without the prior written consent of the Franchisor. In this clause, any reference to "customer" or "prospective customer" means a person with whom the Franchisee has carried on substantial negotiations or discussions at any time during the 12 months prior to date of Termination.

4.2    NON-ENTICEMENT

       The Franchisee covenants that neither it nor, if a body corporate, its directors, officers or shareholders, will entice or attempt to entice, directly or indirectly, for a period of 2 years from the date of Termination, any employee, agent or contractor of the Franchisor, or who was at any time prior to the date of Termination an employee, agent or contractor of the Franchisor, from continuing in its relationship with the Franchisor, without the prior written consent of the Franchisor.

4.3    INDEPENDENT RESTRAINT

       Each of the covenants constitutes an independent and separate restraint imposed on the Franchisee under this Agreement.

4.4    RESTRAINTS REASONABLE

       The Franchisee acknowledges that the restraints contained in this Agreement are reasonable having regard to the nature of the Franchisor's legitimate business interest in the Franchised Business.

4.5    VALIDITY

       If any of the restraints contained this clause is or will become unenforceable, the validity and enforceability of the other restraints imposed will not be affected and will remain binding on the Franchisee.

5.     BREACH

       In the event of a breach or threatened breach of the terms of this Agreement by the Franchisee, the Franchisor may:

       (a) obtain an injunction restraining the Franchisee from committing any breach of this Agreement without showing or proving any actual loss sustained by the Franchisor;

       (b) bring a claim for damages for any loss suffered, either directly on indirectly, by the Franchisor as a consequence of any such breach; or

       (c)    both (a) and (b).

6.     INDEMNITY

       The Franchisee will indemnify the Franchisor for any loss or damage suffered by the Franchisor from any breach of the Franchisee's obligations or undertakings including without limitation all damages, liability, losses, claims and expenses (including legal expenses).

7.     CONSULTANTS AND EMPLOYEES

       The Franchisee will be responsible for the actions of each party to which it discloses, or which will have access to, any Confidential Information. The Franchisee will ensure that each party who will have access to the Confidential information becomes bound by the obligations created under this Agreement prior to disclosing any Confidential Information to them.

8.     OBLIGATIONS SHALL SURVIVE

       The obligations of the Franchisee in this Agreement will continue in full force and effect for 2 years after the date of Termination.

9.     RIGHTS

       This Agreement will not be construed as granting the Franchisee any rights to the Business System, Confidential Information or Franchised Business unless specifically agreed by the parties in writing.

EXECUTED in SYDNEY ON ______________________________ 2000.

EXECUTED by ZLAND AUSTRALIA PTY        )
LIMITED ACN 085 819 067 by:            )
                                       )    _________________________________
                                       )       Sole Director and Secretary
                                       )
                                       )    _________________________________
                                       )           Name (BLOCK LETTERS)
                                       )


FRANCHISEE (IF A COMPANY)
EXECUTED by                            )
___________________________ ACN        )
____________________________________   )    _________________________________
by:                                    )       Sole Director and Secretary
                                       )
                                       )    _________________________________
                                       )           Name (BLOCK LETTERS)
                                       )

FRANCHISEE (IF AN INDIVIDUAL)
SIGNED by
_____________________________________  )    _________________________________
in the presence of:                    )
                                       )
_____________________________________  )
Signature of witness                   )
                                       )
_____________________________________  )
Name of witness - please print         )
                                       )
_____________________________________  )
Address of witness                     )

                                  THE SCHEDULE


The Franchisee

                                   ANNEXURE C
                                     MANUAL

                                   ANNEXURE D
                      OTHER PARTY NON DISCLOSURE AGREEMENT

                      OTHER PARTY NON DISCLOSURE AGREEMENT


THIS AGREEMENT is made on                                                  2000


PARTIES

1.       THE PERSON OR CORPORATION SPECIFIED IN ITEM 1 OF SCHEDULE 1
         (FRANCHISEE).

2.       THE PERSON OR CORPORATION SPECIFIED IN ITEM 2 OF SCHEDULE 1 (SERVICE
         PROVIDER).


RECITALS

A. The Franchisee is the operator of a business which has the right to licence certain Internet-based business systems pursuant to an agreement with ZLand Australia Pty Limited.

B. The Franchisee wishes to engage the Service Provider to provide certain services in connection with the Franchisee's business.

C. In the course of providing such services the Service Provider will have access to or may become acquainted with confidential information of the Franchisee.

D. The Service Provider agrees to provide the services on the terms and conditions which follow.


OPERATIVE PROVISIONS


1.       DEFINITIONS


         In the construction of this Agreement unless the contrary intention appears:


         BUSINESS SYSTEM means the Internet-based computer system adapted for integration with interactive computer networks for business enterprises, database enabled forms, communication systems and web page hosting services.


         CONFIDENTIAL INFORMATION means all confidential information of ZLand or the Franchisee or any related body corporate as that term is defined in the Corporations Law, and includes:

         (a) confidential information relating to the Business System and any Documentation;

         (b) information relating to the policies, business plans, financial information, client and customer lists and other confidential information; and copyright in and to all Documentation and other material in possession of the Franchisee relating to the conduct of the Franchised Business;

         (c) the information, know-how and expertise comprising the Business System;

         (d) all of the copyright, trade marks, trade secrets and intellectual property owned by or licensed to ZLand or the Franchisee;

         (e) information relating to the terms and conditions of the Franchise Agreement; and

         (f) any information of ZLand or the Franchisee identified or reasonably identified as confidential and proprietary information of ZLand or the Franchisee or any related body corporate.


         DOCUMENTATION means the complete or partial copies of the standard documentation relating to the Business System, in human or machine-readable format or in any other medium, including any operations manuals, any specifications and functional specifications for the Business System, any program listings, data models, flow charts, logic diagrams, input and output forms and instructions relating to the Business System.


         FRANCHISE AGREEMENT means the agreement between ZLand and the Franchisee relating to the Franchised Business.


         FRANCHISED BUSINESS means the provision by the Franchisee pursuant to the Franchise Agreement of the Business System and supply of related services to customers or potential customers of the Franchisee and any other activities reasonably related to it.


         INVENTIONS means all inventions, discoveries and designs, whether or not registerable as such, including any developments of and improvements to any part of the Business System and the know how, expertise and techniques used by the Franchisee in conducting the Franchised Business.


         MODIFICATIONS means any modifications, adaptations or extensions of any component or element of the Business System.


         SERVICES means the services to be provided by the Service Provider to the Franchisee or ZLand in relation to the Franchised Business whether as an employee, consultant, independent contractor or otherwise.


TERMINATION means the termination or discontinuance of this Agreement.


         ZLAND means ZLand Australia Pty Limited.

2.       CONFIDENTIAL INFORMATION

2.1      DISCLOSURE PROHIBITED


         The Service Provider acknowledges that while providing the Services, the Service Provider may become acquainted with or have access to the Confidential Information. The Service Provider will keep the Confidential Information confidential and prevent its unauthorised disclosure to or use by any other person.

2.2      RESTRICTED PURPOSE


         The Service Provider will not use the Confidential Information for any purpose other than to provide the Services.

2.3      NON-REMOVAL


         The Service Provider will not remove the Confidential Information or any material containing the Confidential Information from the premises of the Franchisee without the prior written consent of the Franchisee.

2.4      REPRODUCTION PROHIBITED


         The Service Provider will not appropriate, copy, memorise or in any manner reproduce any of the Confidential Information unless directed by the Franchisee.

2.5      RETURN OF CONFIDENTIAL INFORMATION


         The Service Provider will return all Confidential Information in the possession or under the control of the Service Provider on the earlier of the request by the Franchisee or Termination.

2.6      PERMITTED DISCLOSURES


         Nothing in this Agreement will obligate the Service Provider to maintain any Confidential Information in confidence which is:

         (a) required to be disclosed pursuant to a lawful order of any court or government authority;

         (b) in the public domain at the time the Service Provider receives it.

3.       TITLE TO BUSINESS SYSTEM

3.1      PROPERTY


         The Service Provider acknowledges that the Business System, the Confidential Information and any goodwill attached to them is the property of ZLand or the grantor of such rights to the Franchisor.

3.2      INVENTIONS AND MODIFICATIONS


         Any Inventions or Modifications developed or created by the Service Provider, whether solely or jointly with others, in the course of providing the Services are the property of ZLand.

3.3      DISCLOSURE


         The Service Provider will promptly disclose in writing all Inventions and Modifications to the Franchisor.

3.4      ASSIGNMENT


         The Service Provider assigns all of its right, title and interest in and to the Inventions and Modifications, including without limitation all intellectual property rights, to ZLand or its nominee. The Franchisee will execute all documents required by ZLand or the Franchisee and take such other actions as ZLand or the Franchisee may reasonably require to effect such assignment.

4.       RESTRAINTS

4.1      NON-SOLICITATION


         The Service Provider covenants that neither it nor, if a body corporate, its directors, officers or shareholders, will solicit, canvass or endeavour to obtain contracts or arrangements with current or past customers or prospective customers of ZLand or the Franchisee, directly or indirectly, for a period of 2 years from the date of Termination without the prior written consent of ZLand or the Franchisee. In this clause, any reference to "customer" or "prospective customer" means a person with whom ZLand or the Franchisee has carried on substantial negotiations or discussions at any time during the 12 months prior to date of Termination.

4.2      NON-ENTICEMENT


         The Service Provider covenants that neither it nor, if a body corporate, its directors, officers or shareholders, will entice or attempt to entice, directly or indirectly, for a period of 2 years from the date of Termination, any person who was:

         (a)      an employee, agent or contractor of ZLand or the Franchisee;
                  or

         (b) at any time prior to the date of Termination an employee, agent or contractor of ZLand or the Franchisee,


         from continuing in its relationship with ZLand or the Franchisee, without the prior written consent of ZLand or the Franchisee.

4.3      INDEPENDENT RESTRAINT


         Each of the covenants constitutes an independent and separate restraint imposed on the Service Provider under this Agreement.

4.4      RESTRAINTS REASONABLE


         The Service Provider acknowledges that the restraints contained in this Agreement are reasonable having regard to the nature of the Franchisee's legitimate business interest in the Franchised Business.

4.5      VALIDITY


         If any of the restraints contained this clause is or will become unenforceable, the validity and enforceability of the other restraints imposed will not be affected and will remain binding on the Service Provider.

5.       BREACH


         In the event of a breach or threatened breach of the terms of this Agreement by the Service Provider ZLand or the Franchisee may:

         (a) obtain an injunction restraining the Service Provider from committing any breach of this Agreement without showing or proving any actual loss sustained by ZLand or the Franchisee;

         (b) bring a claim for damages for any loss suffered, either directly on indirectly, by ZLand or the Franchisee as a consequence of any such breach; or

         (c)      both (a) and (b).

6.       INDEMNITY


         The Service Provider will indemnify ZLand and the Franchisee for any loss or damage suffered by ZLand or the Franchisee from any breach of the Service Provider's obligations or undertakings including without limitation all damages, liability, losses, claims and expenses (including legal expenses).

7.       OBLIGATIONS SHALL SURVIVE


         The obligations of the Service Provider in this Agreement will continue in full force and effect for 2 years after the date of Termination.

8.       RIGHTS


         This Agreement not be construed as granting the Service Provider any rights to the Business System, the Confidential Information or the Franchised Business unless specifically agreed by the parties in writing.


EXECUTED in SYDNEY ON __________________ 2000.

ZLAND AUSTRALIA PTY LIMITED              )
                                         )
EXECUTED by ZLAND AUSTRALIA PTY          )      _______________________________
LIMITED ACN 085 819 067 by:              )        Sole Director and Secretary
                                         )
                                         )      _______________________________
                                         )            Name (BLOCK LETTERS)
                                         )


THE FRANCHISEE

EXECUTED by ________________ ACN         )
_________________________________ by:    )
                                         )
                                         )
_________________________________        )      ______________________________
           Director                      )                Secretary
                                         )
                                         )
_________________________________               ______________________________
     Name (BLOCK LETTERS)                             Name (BLOCK LETTERS)

THE SERVICE PROVIDER (IF A COMPANY)           )
EXECUTED by ___________________________ ACN   )  ______________________________
____________________________________ by:      )    Sole Director and Secretary
                                              )
                                              )  ______________________________
                                              )        Name (BLOCK LETTERS)



THE SERVICE PROVIDER (IF AN INDIVIDUAL)

SIGNED by _______________________________ in  )
the presence of:                              )  ______________________________
                                              )
                                              )
____________________________________________  )
           Signature of witness               )
                                              )
____________________________________________  )
        Name of witness - please print        )
                                              )
                                              )
____________________________________________  )
               Address of witness             )

                                   SCHEDULE 1


Item 1:      The Franchisee


Item 2:      The Service Provider